First Focus Short/Intermediate Bond Fund
                              First Focus Bond Fund
                             First Focus Income Fund
                       First Focus Nebraska Tax-Free Fund
                       First Focus Colorado Tax-Free Fund
                            First Focus Balanced Fund
                          First Focus Core Equity Fund
                      First Focus Growth Opportunities Fund
                         First Focus Small Company Fund
                      First Focus International Equity Fund
                         Each an Investment Portfolio of
                             FIRST FOCUS FUNDS, INC.

                       Statement of Additional Information


                                 January 7, 2003

This Statement of Additional Information ("SAI") is not a Prospectus, but should be read in conjunction with the respective Prospectuses (the "Prospectus") of First Focus Short/Intermediate Bond Fund (the "Short/Intermediate Fund"), First Focus Bond Fund (the "Bond Fund"), First Focus Income Fund (the "Income Fund"), First Focus Nebraska Tax-Free Fund (the "Nebraska Fund"), First Focus Colorado Tax-Free Fund (the "Colorado Fund," and, together with the Nebraska Fund, the "Tax-Free Funds"), First Focus Balanced Fund (the "Balanced Fund"), First Focus Core Equity Fund (the "Equity Fund"), First Focus Growth Opportunities Fund (the "Growth Fund"), First Focus Small Company Fund (the "Small Company Fund") and First Focus International Equity Fund (the "International Fund"), (collectively referred to as the "Funds" and singly, a "Fund"). The Prospectus for each Fund is dated July 31, 2002, and each is supplemented by a Supplement dated November 8, 2002 and a Supplement dated December 30, 2002. The Funds are each separate investment portfolios of First Focus Funds, Inc. (the "Company"). This SAI is incorporated in its entirety into the Prospectus. No investment in shares of a Fund should be made without first reading such Fund's Prospectus. Copies of the Prospectus may be obtained by writing the Company, P.O. Box 219022, Kansas City, Missouri, 64141-6022, or by telephoning toll free (800) 662-4203. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                                TABLE OF CONTENTS

                                                                           PAGE

THE COMPANY ................................................................B-1

INVESTMENT OBJECTIVES, POLICIES, AND RISKS..................................B-1

        Additional Information on Portfolio Instruments.....................B-1
        Investment Restrictions.............................................B-15
        Portfolio Turnover..................................................B-21

NET ASSET VALUE.............................................................B-21

ADDITIONAL PURCHASE, REDEMPTION, AND EXCHANGE INFORMATION...................B-22

MANAGEMENT OF THE COMPANY...................................................B-23

        Directors and Officers..............................................B-23
        Investment Advisers and Sub-Adviser.................................B-27
        Portfolio Transactions..............................................B-30
        Banking Regulations.................................................B-32
        Administrator.......................................................B-32
        Expenses............................................................B-33
        Distributor.........................................................B-34
        Administrative Services Plan........................................B-35
        Custodians..........................................................B-36
        Transfer Agency Services............................................B-37
        Auditors............................................................B-38
        Legal Counsel.......................................................B-38
        Codes of Ethics.....................................................B-38

ADDITIONAL INFORMATION......................................................B-38

        Organization and Capital Structure..................................B-38
        Shareholder Meetings................................................B-39
        Ownership of Shares.................................................B-40
        Control Persons and Principal Holders of Securities.................B-40
        Vote of a Majority of the Outstanding Shares........................B-42
        Additional Tax Information..........................................B-42

        Yield of the Tax-Free Funds, the Bond Fund,
               the Short/Intermediate Fund and the Income Fund..............B-45
        Calculation of Total Return.........................................B-46
        Distribution Rates..................................................B-46
        Performance Comparisons.............................................B-46
        Miscellaneous.......................................................B-49
        Financial Statements................................................B-50

APPENDIXA-1 ...............................................................  A-1

                       STATEMENT OF ADDITIONAL INFORMATION


                                   THE COMPANY


        First Focus Funds, Inc. (the "Company") is an open-end management investment company which currently offers ten investment portfolios identified on the preceding page.


INVESTMENT OBJECTIVES, POLICIES, AND RISKS

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

        The following policies supplement the investment objective, policies and risks of each Fund as set forth in the Prospectus for such Fund.


        BANK OBLIGATIONS. Each Fund may invest in bank obligations such as bankers' acceptances, certificates of deposit, and demand and time deposits.


        Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

        Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and demand and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation ("FDIC").

        The Short/Intermediate Fund, Bond Fund, Income Fund, Balanced Fund, Equity Fund, Growth Fund, Small Company Fund and International Fund may also invest in Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian Time Deposits, which are basically the same as ETDs except they are issued by Canadian offices of major Canadian banks.

        COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.


        Each Fund may invest in domestic and foreign commercial paper which must be rated by a nationally recognized statistical rating organization ("NRSRO") in one of the top three categories. In general, investment in lower-rated instruments is more risky than investment in instruments in higher rated categories. The Short/Intermediate Fund, Bond Fund, Income Fund, Balanced Fund,

Equity Fund, Growth Fund, Small Company Fund and International Fund may also invest in Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.


        VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes, in which the Short/Intermediate Fund, Bond Fund, Income Fund, Balanced Fund, Equity Fund, Growth Fund and Small Company Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. A Fund's investment adviser or sub-adviser (each an "Adviser" and, collectively, the "Advisers") will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand. No Fund will invest more than 5% of its assets in such securities.

        FOREIGN INVESTMENTS. The International Fund may invest in foreign securities either directly or through the purchase of sponsored or unsponsored depository receipts, including American Depository Receipts ("ADRs"), Continental Depository Receipts ("CDRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). The Short/Intermediate Fund, Bond Fund, Income Fund, Balanced Fund, Equity Fund, Growth Fund and Small Company Fund may each invest up to 10% of its assets in foreign securities either directly or through the purchase of sponsored and unsponsored ADRs.

        Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World
Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

        ADRs are securities, typically issued by a U.S. financial institution (a "depository"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. EDRs, which are sometimes referred to as CDRs, are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities market, EDRs are designed for trading in European securities markets and GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depository, whereas an unsponsored facility may be established by a depository without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depository receipt generally bear all the costs of the unsponsored facility. Unsponsored depository receipts may be less liquid than sponsored ones, and there may be less information available regarding the underlying foreign issuer for the unsponsored depository receipt. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

        Investments in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including ADRs, investment companies that invest in foreign securities and securities purchased on foreign securities exchanges, may subject the Funds to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include trade balances and imbalances, and related economic policies, future adverse political, economic, and social developments, possible imposition of withholding taxes on interest and dividend income, possible seizure, nationalization, or expropriation of foreign investments or deposits, currency blockage, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers, and securities markets in foreign countries may be structured differently from and may not be as liquid as the U.S. markets. Where purchases of foreign securities are made in foreign currencies, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar.

        Investments in emerging markets involve even greater risks such as immature economic structures and different legal systems. The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

        Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in certain fixed income securities and domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

        Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of a Fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

        Funds that invest in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

        THE EURO. A single currency for the European Economic and Monetary Union ("EMU") began replacing the national currencies for participating member countries on January 1, 1999 and is scheduled to end in July 2002. At the end of that period, use of the Euro will be compulsory and countries in the EMU will no longer maintain separate currencies in any form. Until then, however, each country and issuers within each country are free to choose whether to use the Euro.

        Implementation of this plan means that financial transactions and market information, including share quotations and company accounts, in participating countries will be denominated in euros. A significant percentage of the stock exchange capitalization of the total European market may be reflected in euros, and participating governments will issue their bonds in euros. Monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank (ECB).

        Although it is not possible to predict the eventual impact of the euro implementation plan on the Funds, the transition to the euro may change the economic environment and behavior of investors, particularly in European markets. For example, investors may begin to view those countries participating in the EMU as a single entity, and the Advisers may need to adapt their respective investment strategy accordingly. The process of implementing the euro also may adversely affect financial markets world-wide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences. The ongoing transition to the euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.

        FIXED INCOME SECURITIES. The Equity Fund and Growth Fund may each invest in fixed income securities. Any fixed income securities in which either of these Funds invest will be "investment grade," which means that they will be rated at purchase within the four highest ratings of an NRSRO, such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"), or if unrated, considered by the Fund's Adviser to be of comparable quality.


        U.S. GOVERNMENT OBLIGATIONS. Each of the Funds may invest in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, including bills, notes and bonds issued by the U.S. Treasury.

        Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government, such as those of the Government National Mortgage Association ("GNMA") and the Export Import Bank of the United States; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association and the Federal Home Loan Banks, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Short/Intermediate Fund, Bond Fund and Balanced Fund will invest in the obligations of such agencies or instrumentalities only when the Funds' Advisers believe that the credit risk with respect thereto is minimal.


        BONDS. The Short/Intermediate Fund, Bond Fund, Income Fund and Balanced Fund may each invest in the following short-term obligations: U.S. dollar-denominated international bonds traded primarily in the United States or abroad; Canadian bonds; and bonds issued by institutions such as the World Bank, the EMU, or two or more sovereign governments.

        These Funds each also expect to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures, will represent unsecured promises to pay, and in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.

        MUNICIPAL SECURITIES. Each of the Tax-Free Funds seeks to invest in a portfolio of investment grade municipal securities which generate interest income that is exempt from both federal income tax and income tax of the state after which the Fund was named (e.g., Nebraska income tax for the Nebraska
Fund).

        Municipal securities are debt obligations issued by the state, its political subdivisions, municipalities, agencies and authorities issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, jails, mass transportation, nursing homes, parks, public buildings, recreational facilities, school facilities, streets and water and sewer works. Other public purposes for which municipal securities may be issued include the refunding of outstanding obligations, the anticipation of taxes or state aids, the payment of judgments, the funding of student loans, community redevelopment, the purchase of street maintenance and firefighting equipment, or any authorized corporate purpose of the issuer except for the payment of current expenses. In addition, certain types of industrial development and other revenue bonds may be issued by or on behalf of public corporations to finance privately operated housing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Other types of industrial development bonds, the proceeds of which are used for the construction, equipping, repair or improvement of privately operated industrial, commercial or office facilities, constitute municipal securities, although current federal income tax laws place substantial limitations on the size of such issues.

        The municipal securities in which a Tax-Free Fund invests consist of its respective state's tax-exempt bonds, notes, commercial paper and participation interests in municipal leases. Tax-exempt notes and commercial paper are generally used to provide for short-term capital needs and ordinarily have a maturity of up to one year. These include notes issued in anticipation of tax revenue, revenue from other government sources or revenue from bond offerings and short-term, unsecured commercial paper, which is often used to finance seasonal working capital needs or to provide interim construction financing.

Tax-exempt leases are obligations of state and local government units incurred to lease or purchase equipment or other property utilized by such governments. Each Fund will not originate leases as a lessor, but will instead purchase a participation interest in the regular payment stream of the underlying lease from a bank, equipment lessor or other third party. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds are in most cases revenue bonds and generally do not carry the pledge of the credit of the issuing municipality. The revenues from which such bonds are paid generally constitute an obligation of the corporate entity on whose behalf the bonds are issued.

        Although the participations in municipal leases which a Tax-Free Fund may purchase (hereinafter called "lease obligations") do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds and therefore may be less liquid than other municipal securities. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. A Fund will only purchase lease obligations which are rated in the top category by either S&P or Moody's. Each Fund will not invest more than 10% of its net investment assets in lease obligations (including, but not limited to those lease obligations which contain "non-appropriation clauses"), or any other illiquid securities.

        Each Tax-Free Fund will only purchase lease obligations which are covered by an existing opinion of legal counsel experienced in municipal lease transactions that, as of the date of issue or purchase of each participation interest in a municipal lease, the interest payable on such obligation is exempt from both federal income tax and the relevant state's income tax and that the underlying lease was the valid and binding obligation of the governmental issuer.

        Each Tax-Free Fund also may purchase floating and variable rate demand notes from municipal and non-governmental issuers. These notes normally have a stated maturity in excess of one year, but permit the holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will generally not adversely affect the tax-exempt status of these obligations. Each Fund's Adviser will rely upon the opinion of the issuer's bond counsel to determine whether such notes are exempt from federal and the relevant state's income taxation. The issuer of floating and variable rate demand notes nominally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days notice to the note holders. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted at specified intervals, based upon a known lending rate. Each Fund's Adviser will monitor the creditworthiness of the issuers of floating and variable rate demand notes. Each Fund will not invest in derivative financial instruments other than in connection with its hedging activities.

        As noted, the Tax-Free Funds invest a substantial portion of their assets in investment grade municipal securities. Lower quality securities involve a greater risk of default, including nonpayment of principal and interest, than investment grade securities; however, the risk of default is present in investment grade securities. Municipal securities rated in the lowest category of investment grade debt may have speculative characteristics. Investment in medium-quality debt securities (rated BBB or A by S&P or Baa or A by Moody's) involves greater investment risk, including the possibility of issuer default or bankruptcy, than investment in higher-quality debt securities. Medium-quality municipal securities are considered to possess adequate, but not outstanding, capacities to service their obligations. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds are more likely to experience difficulty in servicing their principal and interest payment obligations than is the case with higher grade bonds. The principal trading market for the municipal securities will generally be in the over-the-counter market. As a result, the existence of a liquid trading market for the municipal securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made for any of the municipal securities, that any market for the municipal securities will be maintained or of the liquidity of the municipal securities in any markets made. Medium-quality debt securities tend to be less marketable than higher-quality debt securities because the market is less liquid. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Tax-Free Fund may have greater difficulty selling the medium-quality debt securities in its portfolio.

        In addition, certain of the municipal securities in which a Tax-Free Fund invests may be subject to extraordinary optional and/or mandatory redemptions at par if certain events should occur. To the extent securities were purchased at a price in excess of the par value thereof and are subsequently redeemed at par as a result of an extraordinary redemption, a Tax-Free Fund would suffer a loss of principal.

        In addition to the foregoing, the yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the state's tax-exempt obligation market, the size of a particular offering, the maturity of the obligation and the rating of the issue or issuer. The ratings of Moody's and S&P represent their opinions as to the quality of the municipal securities which they undertake to rate. It should be emphasized, however, that ratings are general, and not absolute, standards of quality. Consequently, municipal securities of the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to their purchase by a Tax-Free Fund, particular municipal securities or other investments may cease to be rated or their ratings may be reduced below the minimum rating required for purchase by a Tax-Free Fund.

        FACTORS THAT PERTAIN TO NEBRASKA. Because the Nebraska Fund will invest substantially all of its assets in Nebraska municipal securities, the Fund is susceptible to political and economic factors affecting the issuers of Nebraska municipal securities. Because of limitations contained in the state constitution, the State of Nebraska issues no general obligation bonds secured by the full faith and credit of the state. Several agencies and instrumentalities of state government are authorized to issue bonds secured by revenue from specific projects and activities.

        Along with positive population growth, Nebraska has enjoyed regular economic growth during the past few years. Historically, the state's economy is less cyclical than the national economy; that is, it typically does not grow as quickly as the national economy during periods of expansion but it also does not contract as much during periods of recession. Although the nation's economic recovery is showing signs of resurgence, fiscal positions of the fifty states continue to deteriorate. According to a recent report by the National Association of State Budget Officers, forty of the fifty states are currently facing a budget shortfall during the 2002 fiscal year. Nebraska is included in that list of forty states. The Governor and the Legislature are currently working on both spending cuts and possible tax increases to balance the 2002 and 2003 budgets. Recent economic conditions in Nebraska have mirrored both the national and regional trends. Non-farm job growth was up over the last twelve months ended February 2002, while manufacturing job growth decreased by 4.2%. The state's unemployment rate continues to be one of the lowest in the nation. Construction within the residential sector continued to show strength, due to lower mortgage rates and unseasonably warm weather. Commercial construction has exhibited weakness over the last few quarters. Retail sales were also weaker compared to last year. Cost of living as of the fourth quarter of 2001 continued to be lower than the national averages.

        FACTORS THAT PERTAIN TO COLORADO. Because of limitations contained in the state constitution, the State of Colorado issues no general obligation bonds secured by the full faith and credit of the state. Several agencies and instrumentalities of state government are authorized to issue short-term revenue anticipation notes.

        There are approximately 2,000 units of local government in Colorado, including counties, statutory cities and towns, home-rule cities and counties, school districts and a variety of water, irrigation, and other special districts and special improvement districts, all with various constitutional and statutory authority to levy taxes and incur indebtedness. The major source of revenue for funding such indebtedness is the ad valorem property tax, which presently is levied and collected solely at the local level, although the state is also authorized to levy such taxes. There is a statutory restriction on the amount of annual increases in taxes that can be levied by the various taxing jurisdictions in Colorado without electoral approval.

        In 1992, an amendment to the Constitution of the State of Colorado was approved and went into effect. In general, the effect of the amendment was to limit the ability of the State and local governments to increase revenues and expenditures, issue debt and enter into other financial obligations and raise taxes.

        Colorado's economy is diversified and the state has become the services center for the Rocky Mountain region. The state's economy includes agriculture, manufacturing (especially high technology and communications), construction, tourism (ski resorts and national parks) and mining (primarily oil production). Colorado has recovered from economic difficulties experienced during the past several years, which caused state government revenue shortfalls at that time. However, the Colorado economy has experienced some weakness in early 2002.

        Employment in Colorado is diversified among communications, services, trade, government and manufacturing. Employment growth in Colorado has exceeded that of the United States as a whole since 1989.

        There can be no assurance that future economic difficulties and their impact on state and local government finances will not adversely affect the market value of the Colorado obligations held by the Fund or the ability of the respective obligors to pay debt service on certain of such obligations.

        PREFERRED STOCK. The Short/Intermediate Fund, Bond Fund and Income Fund may each invest up to 15% of their assets, respectively, in preferred stocks. Some of the preferred stocks in which the Funds invest trade in the over-the-counter market. These "unlisted preferred stocks" generally trade at a lower volume, which may limit their liquidity.

        WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. Each Fund may purchase securities on a "when-issued" or delayed-delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. A Fund will generally not pay for such securities or start earning interest on them until they are received on the settlement date. When a Fund agrees to purchase securities on a "when-issued" basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, such Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of a Fund's commitment. Each Fund's commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, a Fund's liquidity and the ability of the Fund's Adviser to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceeded 25% of the value of its assets.

        When a Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing the opportunity to obtain a price or yield considered to be advantageous. Each of the Funds will engage in "when-issued" delivery transactions only for the purpose of acquiring portfolio securities consistent with and in furtherance of the Fund's investment objectives and policies and not for investment leverage, although such transactions represent a form of leveraging.

        MORTGAGE RELATED SECURITIES. The Tax-Free Funds, Short/Intermediate Fund, Bond Fund, Income Fund and Balanced Fund may, consistent with their respective investment objective and policies, invest in mortgage related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

        Mortgage related securities, for purposes of such Funds' Prospectus and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the GNMA and government related organizations such as the FNMA and the FHLMC, as well as by non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the security and lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Tax-Free Funds, Short/Intermediate Fund, Bond Fund and the Balanced Fund. In addition, regular payments received in respect of mortgage related securities include both interest and principal. No assurance can be given as to the return the Funds will receive when these amounts are reinvested.

        The Tax-Free Funds, Short/Intermediate Fund, Bond Fund, Income Fund and Balanced Fund may also invest in mortgage related securities which are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans. Mortgage related securities will be purchased by a Fund only if rated in the four highest bond rating categories assigned by one or more appropriate NRSROs, or, if unrated, which the Fund's Advisers deems to present attractive opportunities and are of comparable quality.

        There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage related securities issued by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the U.S. government. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the U.S. government. The FNMA is a government sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCS"). The FHLMC is a corporate instrumentality of the U.S. government, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the U.S. government or by any Federal Home Loan Banks and do not constitute a debt or obligation of the U.S. government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

        As stated in the Prospectus, also included among the mortgage related securities that such Funds may purchase are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). Certain CMOs and REMICs are issued by private issuers. Such securities may be eligible for purchase by the Short/Intermediate Fund, Bond Fund and Balanced Fund if: (1) the issuer has obtained an exemptive order from the Securities and Exchange Commission ("Commission") regarding purchases by investment companies of equity interests of other investment companies, or (2) such purchase is within the limitations imposed by Section 12 of the Investment Company Act of 1940, as amended (the "1940 Act").

        Certain debt securities such as, but not limited to, mortgage-backed securities, CMOs, asset-backed securities and securitized loan receivables, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of compliance with stated maturity policies and calculation of a Fund's weighted average maturity, the effective maturity of such securities will be used. Depending upon the prevailing market conditions, the Funds' Advisers may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the Funds' Advisers will consider many factors other than current yield, including the preservation of capital, maturity and yield to maturity.

        OTHER ASSET-BACKED SECURITIES. The Short/Intermediate Fund, Bond Fund, Income Fund and Balanced Fund may also invest in interests in pools of receivables, such as motor vehicle installment purchase obligations (known as Certificates of Automobile Receivables or CARs) and credit card receivables (known as Certificates of Amortizing Revolving Debts or CARDs). Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities may also be debt instruments which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

        Such securities are not issued or guaranteed by the U.S. government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. Non-mortgage-backed securities will be purchased by the Short/Intermediate Fund, Bond Fund or Balanced Fund only when rated in one of the four highest rating categories for such securities by one or more appropriate NRSROs at the time of purchase. In addition, such securities generally will have remaining estimated lives at the time of purchase of seven years or less.

        The development of these asset-backed securities is at an early state compared to mortgage-backed securities. While the market for asset-backed securities is becoming increasingly liquid, the market for mortgage-backed securities issued by certain private organizations and nonmortgage-backed securities is not as well developed. The Funds' Advisers will limit purchases of asset-backed securities to securities that are deemed to be readily marketable by the Advisers at the time of purchase.

        Asset-backed securities held by the Short/Intermediate Fund, Bond Fund, Income Fund or Balanced Fund arise through the grouping by governmental, government-related and private organizations of loans, receivables and other assets originated by various lenders. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, asset-backed securities provide periodic payments which generally consist of both interest and principal payments.

        The estimated life of an asset-backed security may vary with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of an asset-backed security, will be a function of current market interest rates and other economic and demographic factors. Since prepayment experience can vary, asset-backed securities may be a less effective vehicle for locking in high long-term yields. None of these Funds will invest more than 5% of its assets in such other asset-backed securities.


        MEDIUM-GRADE DEBT SECURITIES. As stated in the Prospectus, each Fund may invest in securities within the four highest rating groups assigned by one or more appropriate NRSROs, including securities rated in the fourth highest rating group or, if unrated, judged by the Funds' Advisers to be of comparable quality ("Medium-Grade Securities").

        As with other fixed-income securities, Medium-Grade Securities are subject to credit risk and market risk. Market risk relates to changes in a security's value as a result of changes in interest rates. Credit risk relates to the ability of the issuer to make payments of principal and interest.

        Medium-Grade Securities are considered by Moody's and S&P to have some speculative characteristics, and are generally subject to greater credit risk because issuers are more vulnerable to changes in economic conditions, higher interest rates or adverse issuer-specific developments which are more likely to lead to a weaker capacity to make principal and interest payments than comparable higher-rated debt securities. In addition, the price of Medium-Grade Securities is generally subject to greater market risk and therefore reacts more sharply to changes in interest rates. The value and liquidity of Medium-Grade Securities may be diminished by adverse publicity and investor perceptions.

        Because certain Medium-Grade Securities are traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of a Fund to sell such securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited.

        Particular types of Medium-Grade Securities may present special concerns. Some Medium-Grade Securities may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that a Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

        The credit ratings issued by NRSROs are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of Medium-Grade Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, the Advisers conduct their own independent credit analysis of Medium-Grade Securities.

        Should subsequent events cause the rating of a debt security purchased by one of the Funds to fall below the fourth highest rating category, as the case may be, the Fund's Adviser will consider such an event in determining whether that Fund should continue to hold that security. The Advisers expect that they would not retain more than 5% of the assets of any Fund in such downgraded securities. In no event, however, would that Fund be required to liquidate any such portfolio security where the Fund should suffer a loss on the sale of such security.

        SECURITIES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in securities issued by other investment companies. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by any of these Funds. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that such Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest, may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by that Fund and, therefore, will be borne directly by shareholders.

        INCOME PARTICIPATION LOANS. The Short/Intermediate Fund, Bond Fund, Income Fund and Balanced Fund may make or acquire participations in privately negotiated loans to borrowers. Frequently, such loans have variable interest rates and may be backed by a bank letter of credit; in other cases they may be unsecured. Such transactions may provide an opportunity to achieve higher yields than those that may be available from other securities offered and sold to the general public.

        Privately arranged loans, however, will generally not be rated by a credit rating agency and will normally be liquid, if at all, only through a provision requiring repayment following demand by the lender. Such loans made by the Short/Intermediate Fund, Bond Fund, Income Fund and Balanced Fund may have a demand provision permitting such Fund to require repayment within seven days. Participation in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are not readily marketable, they will be subject to the Fund's 5% limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand will depend on the ability of the borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless such Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Company's Board of Directors will establish procedures to monitor the credit standing of each such borrower, including its ability to honor contractual payment obligations.

        The Short/Intermediate Fund, Bond Fund, Income Fund and Balanced Fund will purchase income participation loans only if such instruments are, in the opinion of each Fund's Adviser, of comparable quality to securities rated within the four highest rating groups assigned by one or more appropriate NRSROs. None of these Funds will invest more than 5% of its assets in such securities.


        OTHER LOANS. In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral will be valued daily by the Advisers. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to that Fund. During the time portfolio securities are on loan, the borrower pays that Fund any dividends or interest received on such securities. Loans are subject to termination by such Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower would default in its obligations, such Fund bears the risk of delay in recovery of the portfolio securities and the loss of rights in the collateral. A Fund will enter into loan agreements only with broker-dealers, banks or other institutions that the Fund's Adviser has determined are creditworthy under guidelines established by the Company's Board of Directors.


        REPURCHASE AGREEMENTS. Securities held by each of the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the FDIC and/or registered broker-dealers which the Advisers deem credit-worthy under guidelines approved by the Company's Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements will be of the same type and quality as those in which such Fund may invest directly. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest) plus the transaction costs, including loss of interest, that such Fund reasonably could expect to incur if the seller defaults. This requirement will be continually monitored by the Advisers if the seller were to default on its repurchase obligation or become insolvent, a Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by such Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Directors of the Company believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Company if presented with the question. Securities subject to repurchase agreements will be held by that Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

        REVERSE REPURCHASE AGREEMENTS. As discussed in the Prospectus, each of the Funds may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with that Fund's investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. Each Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high grade debt securities consistent with such Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities and that the buyer may default on its obligation to sell such securities back to a Fund. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

        Except as otherwise disclosed to the Shareholders of a Fund, the Company will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Advisers, the Administrator, or their affiliates, and will not give preference to the Advisers' correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

        ILLIQUID SECURITIES. Each Fund may invest up to 5% of its net assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities), except the International Fund may invest up to 10% of its net assets in illiquid securities. The Board of Directors has the ultimate authority to determine which securities are liquid or illiquid for purposes of this limitation. Certain securities ("restricted securities") exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended ("Securities Act") (securities that may be resold pursuant to Rule 144A or Regulation S under the Securities Act), may be considered liquid. The Board has delegated to the Advisers the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Directors has directed the Advisers to look to such factors as (a) the nature of the market for a security (including the institutional private or international resale market), (b) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (c) the availability of market quotations (e.g., for securities quoted in PORTAL system), and (d) other permissible relevant factors. Certain securities, such as repurchase obligations maturing in more than seven days, are currently considered illiquid.

        Restricted securities may be sold only in privately negotiated or other exempt transactions, qualified non-U.S. transactions, such as under Regulation S, or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, that Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors. If through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 5% (10% for the International Fund) of the value of its net assets is invested in illiquid assets, including restricted securities which are not readily marketable, that Fund will take such steps as it deems advisable, if any, to reduce the percentage of such securities to 5% (10% for the International Fund) or less of the value of its net assets.

        TEMPORARY DEFENSIVE POSITIONS. During temporary defensive periods as determined by the Advisers, as appropriate, the Equity Fund, Growth Fund, Small Company Fund and International Fund may each hold up to 100% of its total assets in high-quality short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that a Fund is so invested in debt obligations, such Fund may not achieve its investment objective.

        OVER-THE-COUNTER MARKET. The Balanced Fund, Equity Fund, Growth Fund, Small Company Fund and International Fund may each invest in common stocks, some of which will be traded in the over-the-counter market. In contrast to the securities exchanges, the over-the counter market is not a centralized facility which limits trading activity to securities of companies which initially satisfy certain defined standards. Any security can be traded in the over-the-counter market as long as an individual or firm is willing to make a market in the security. Because there are no minimum requirements for a company's assets or earnings or the number of its stockholders in order for its stock to be traded over-the-counter, there is great diversity in the size and profitability of companies whose stocks trade in this market, ranging from relatively small little-known companies to well-established corporations. When the Fund disposes of such a stock it may have to offer the shares at a discount from recent prices or sell the shares in small lots over an extended period of time.

        SMALL-AND-MEDIUM-CAPITALIZATION COMPANIES. The Growth Fund and Small Company Fund may invest in securities issued by companies with relatively smaller or medium capitalization. Some securities issued by companies with relatively smaller market capitalizations in general present greater risks than securities issued by companies with larger market capitalization and may be subject to large, abrupt or erratic fluctuations in price due, in part, to such factors as the issuer's dependence upon key personnel, the lack of internal resources, the inability to obtain funds from external sources, and dependence on a new product or service for which there is no firmly established market. Therefore, the net asset value of a Fund could be influenced by such price fluctuations in the securities of small-capitalization companies held by the Fund. An emphasis on appreciation and medium-capitalization companies may result in even greater risk than is inherent in other equity investment alternatives. The Funds will likely have somewhat greater volatility than the stock market generally, as measured by the S&P 500 Index.

Under normal market conditions, the Small Company Fund will invest at least 80% of its total assets in common stocks and securities convertible into common stocks (such as convertible bonds, convertible preferred stocks, warrants, options and rights) issued by companies having small market capitalization.

INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

        Each Fund's investment objective is a fundamental policy and may not be changed without a vote of the holders of a majority of such Fund's outstanding Shares. In addition, the following investment restrictions may be changed with respect to a particular Fund only by a vote of the majority of the outstanding Shares of that Fund (as defined under "ADDITIONAL INFORMATION Vote of a Majority of the Outstanding Shares").

        Each Fund except the Tax-Free Funds will not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase: (a) more than 5% of the value of such Fund's total assets would be invested in such issuer; or (b) such Fund would hold more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of a Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

        Each of the Funds, except the International Fund, will not:

        1. Purchase any securities which would cause more than 25% of the value of a Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

        2. Borrow money or issue senior securities, except that each Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of such Fund's total assets at the time of its borrowing. A Fund will not purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of its total assets.

        3. Make loans, except that each Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, and may enter into repurchase agreements.



        The Tax-Free Funds, Short/Intermediate Fund, Bond Fund, Income Fund, Balanced Fund, Equity Fund and Small Company Fund may not:

        1. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities;

        2. Engage in any short sales;

        3. Underwrite the securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities";

        4. Purchase or sell commodities or commodities contracts, unless and until disclosed in the current Prospectus of the Funds; and

        5. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities are not prohibited by this restriction).

        The Growth Fund may not:

        1. Act as an underwriter or distributor of securities other than shares of the Fund except to the extent that the Fund's participation as part of a group in bidding or by bidding alone, for the purchase of permissible investments directly from an issuer or selling shareholders for the Fund's own portfolio may be deemed an underwriting, and except to the extent that the Fund may be deemed an underwriter under the Securities Act, by virtue of disposing of portfolio securities;

        2. Purchase or sell commodities or commodities contracts unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from engaging in transactions involving foreign currencies, futures contracts, options on futures contracts or options, or from investing in securities or other instruments backed by physical commodities); and

        3. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities are not prohibited by this restriction).

        The International Fund may not:

        1. Purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to (i) investments in the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, and
(ii) repurchase agreements involving such securities.

        For purposes of this limitation (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; technology companies will be divided according to their respective product lines and services; (iii) supranational entities will be considered a separate industry; and (iv) asset-backed securities secured by distinct types of assets, such as truck and auto loan leases, credit card receivables and home equity loans, will each be considered a separate industry.

        2. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate a Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

        3. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

        4. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

        5. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

        6. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business).

NON-FUNDAMENTAL RESTRICTIONS

        The following additional investment restrictions may be changed by the Board of Directors without the vote of a majority of the outstanding Shares of a
Fund:

        Each Fund except for the International Fund may not:

        1. Purchase or otherwise acquire any securities if, as a result, more than 5% of that Fund's net assets would be invested in securities that are illiquid.

        2. Purchase securities of other investment companies except (a) to the extent permitted by the 1940 Act and the rules, regulations and orders thereunder, or (b) in connection with a merger, consolidation, acquisition or reorganization.


        In addition, the Tax-Free Funds may not buy common stocks or voting securities.




        The Tax-Free Funds, Short/Intermediate Fund, Bond Fund, Income Fund, Balanced Fund, Equity Fund and Small Company Fund may not:

        1. Purchase participations or direct interests in oil, gas or other mineral exploration or development programs (although investments by such Funds in marketable securities of companies engaged in such activities are not prohibited in this restriction);

        2. Purchase or retain the securities of an issuer if, to the knowledge of such Fund's management, the officers or Directors of the Company, and the officers or Directors of First National Bank ("First National"), who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities.

        The Growth Fund may not:

        1. Purchase securities on margin (except to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities) or participate in a joint trading account; provided, however, the Fund may (i) purchase or sell futures contracts, (ii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts, (iii) write or invest in put or call options on securities and indexes, and (iv) engage in foreign currency transactions. (The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of FNC Fund Adviser ("FNC") to save brokerage costs on average prices among them is not deemed to result in a securities trading account.);

        2. Acquire illiquid securities if, as a result of such investments, more than five percent (5%) of the Fund's net assets (taken at market value at the time of each investment) would be invested in illiquid securities. "Illiquid securities" means securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities; and

        3. Engage in any short sales.

        The International Fund may not:

        Purchase or hold illiquid securities (I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 10% of its net assets would be invested in illiquid securities.

        If any percentage restriction described above (and in the Prospectus), except with respect to the limitation on borrowing, is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction. However, should a change in net asset value or other external events cause a Fund's investment in illiquid securities to exceed such Fund's limit on its investments in such securities, that Fund will act to cause the aggregate amount of illiquid securities to come within such limit as soon as reasonably practicable. In such an event, however, a Fund would not be required to liquidate any portfolio securities where such Fund would suffer a loss on the sale of such securities.

        The International Fund has adopted a policy to invest at least 80% of its assets in equity securities. The International Fund will notify Shareholders 60 days prior to any change to this policy.

SPECIAL NON-FUNDAMENTAL DIVERSIFICATION AND CONCENTRATION POLICIES OF THE TAX-FREE FUNDS

        Each Tax-Free Fund is a non-diversified Fund under the 1940 Act. This means that more than 5% of a Fund's assets may be invested in the obligations of any issuer. The Tax-Free Funds, however, intend to comply with Subchapter M of the Internal Revenue Code (the "Code") that limits the aggregate value of all holdings (except U.S. Government and cash items, as defined in the Code) that exceed 5% of the Fund's total assets to an aggregate amount of 50% of such assets. Also, holdings of a single issuer (with the same exceptions) may not exceed 25% of a Fund's total assets, nor may a Fund invest more than 25% of its assets in securities backed by assets or revenues of the same or related projects. These limits are measured at the end of each quarter. Under the Subchapter M limits, up to 50% of a Fund's total assets may be invested in as few as two single issuers. In the event of decline of creditworthiness or default upon the obligations of one or more such issuers exceeding 5%, an investment in a Fund will entail greater risk than in a portfolio having a policy of "diversification" because a high percentage of the Fund's assets may be invested in municipal obligations of one or two issuers. Furthermore, a high percentage of investments among few issuers may result in a greater degree of fluctuation in the market value of the assets of a Fund and consequently a greater degree of fluctuation of the Fund's net asset value, because the Fund will be more susceptible to economic, political, or regulatory developments affecting these securities than would be the case with a portfolio composed of varied obligations of more issuers.

        In addition, because of the relatively small number of issuers of municipal securities in Nebraska and Colorado, each Fund is more likely to invest a higher percentage of its assets in the securities of a single issuer than an investment company which invests in a broad range of tax-exempt securities. This practice involves an increased risk of loss to the Fund if the issuer is unable to make interest or principal payments or if the market value of such securities declines.

        A Fund will not invest more that 25% of its total assets in any industry. However, municipal securities backed only by the assets and revenues of non-governmental users will for this purpose be deemed to be issued by such non-governmental users, in which case the 25% limitation would apply to such obligations. Accordingly, no more than 25% of a Fund's assets will be invested in obligations deemed to be issued by non-governmental users in any one industry.

        Over 25% of the municipal securities in a Fund's portfolio may be health care revenue bonds. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services, the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other hospitals, efforts by insurers and government agencies to limit rates, legislation establishing state rate-setting agencies expenses, government regulation, the cost and possible unavailability of malpractice insurance and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs. Medicare reimbursements are currently calculated on a prospective basis utilizing a single nationwide schedule of rates. Prior to this nationwide approach, Medicare reimbursements were based on the actual costs incurred by the health facility. The current legislation may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program.

        Over 25% of the municipal securities in a Fund's portfolio may derive their payment from mortgage loans. Certain of these municipal securities in a Fund may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities, as a result of events such as the sale of the mortgaged premises, default condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption, in whole or in part, from such prepayments on mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. The redemption price of such issues may be more or less than the offering price of such bonds. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period or, in some cases, from the sale by the Bond issuer of the mortgage loans. Failure of the originating financial institutions to make mortgage loans would be due principally to the interest rates on mortgage loans funded from other sources becoming competitive with the interest rates on the mortgage loans funded with the proceeds of the single family mortgage revenues available for the payment of the principal of or interest on such mortgage revenue bonds. Single family mortgage revenue bonds issued after December 31, 1980, were issued under Section 103A of the Code, which Section contains certain ongoing requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from federal income tax under existing laws and regulations. There can be no assurance that such ongoing requirements will be met. The failure to meet these requirements could cause the interest on the bonds to become taxable, possibly retroactively from the date of issuance.

        Certain of the municipal securities in a Fund's portfolio may be obligations of issuers whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income, increases in taxes, employment and income conditions prevailing in local labor markets, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations, the appropriation of subsidies and social and economic trends affecting the localities in which the projects are located. The occupancy of housing projects may be adversely affected by high rent levels and income limitations imposed under federal and state programs. Like single family mortgage revenue bends, multi-family mortgage revenue bonds are subject to redemption and call features, including extraordinary mandatory redemption features, upon prepayment, sale or non-origination of mortgage loans as well as upon the occurrence of other events.

        Over 25% of the municipal securities in a Fund's portfolio may be obligations of issuers whose revenues are primarily derived from the sale of electric energy. Utilities are generally subject to extensive regulation by state utility commissions which, among other things, establish the rates which may be charged and the appropriate rate of return on an approved assets based. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the governing public utility commission, the difficulty in financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, increased competition, recent reductions in estimates of future demand for electricity in certain areas of the country, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, federal, state and municipal governmental authorities may from time to time review existing and impose additional regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of such bonds to make payments of principal and/or interest of such bonds.

        Over 25% of the municipal securities in a Fund's portfolio may be university and college revenue obligations. University and college revenue obligations are obligations of issuers whose revenues are derived mainly from tuition, dormitory revenues, grants and endowments. General problems faced by such issuers include declines in the number of "college" age individuals, possible inability to raise tuitions and fees, the uncertainty of continued receipt of federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

PORTFOLIO TURNOVER


        The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The Commission requires that the calculation exclude all securities whose remaining maturities at the time of acquisition were one year or less. The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. Portfolio turnover will not be a limiting factor in making investment decisions.


                                 NET ASSET VALUE


        As indicated in the Prospectus, the net asset value ("NAV") of each Fund is determined and the Shares of each Fund are priced each business day at the regularly scheduled close of trading on the New York Stock Exchange ("NYSE") (typically 4 p.m. Eastern time), or as of the close of the business day, whichever time is earlier. Currently, the following holidays are observed by the
Funds: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

        Each Fund calculates its NAV as follows:


                      NAV=  (VALUE OF FUND ASSETS)-(FUND LIABILITIES)
                                 Number of Outstanding Shares

        A security listed or traded on a recognized stock exchange or quoted on NASDAQ is valued at its last sale price prior to the time when assets are valued on the principal exchange on which the security is traded or on NASDAQ. If no sale is reported at that time the most current bid price will be used. All other securities for which over-the-counter market quotations are readily available are valued at the most current bid price. Where quotations are not readily available or are deemed unreliable, the Funds' investments are valued at fair value as determined by management in good faith using methods approved by the Directors. Debt securities which will mature in more than 60 days are valued at prices furnished by a pricing service approved by the Directors subject to review and determination of the appropriate price by the Company, whenever a furnished price is significantly different from the previous day's furnished price. Securities which will mature in 60 days or less are valued at amortized cost, which approximates market value.

        Generally, trading in foreign securities, as well as U.S. Government securities and certain cash equivalents and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the shares of the Funds are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and at the close of the NYSE, which will not be reflected in the computation of net asset value. If during such periods, events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined by management in good faith using methods approved by the Directors.

        For purposes of determining the net asset value per share of each Fund, all assets and liabilities initially expressed in foreign currencies will be converted into United States dollars at the mean between the bid and offer prices of such currencies against United States dollars furnished by a pricing service approved by the Directors.

        A Fund's net asset value per share will be calculated separately from the per share net asset value of the other funds of the Company. "Assets belonging to" a fund consist of the consideration received upon the issuance of shares of the particular fund together with all net investment income, earnings, profits, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular series. Each Fund will be charged with the direct liabilities of that Fund and with a share of the general liabilities of the Company's Funds.



                  ADDITIONAL PURCHASE, REDEMPTION, AND EXCHANGE INFORMATION

        PURCHASES. Shares of the Funds are sold on a continuous basis by the Distributor, and the Shares may be purchased either directly from the Funds or through Banks or certain other institutions. Investors purchasing Shares of the Funds may include officers, Directors, or employees of the Advisers or their correspondent or affiliated banks.


        Customers of First National and FNC Trust Group, n.a., or their correspondent or affiliated banks (collectively, the "Banks") may purchase shares in connection with the requirements of their qualified accounts maintained at the Banks.

        Shares of the Funds purchased through the Banks acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of customers will normally be held of record by the Banks. With respect to shares of the Funds so sold, it is the responsibility of the particular Bank to transmit purchase or redemption orders to the Company and to deliver federal funds for purchase on a timely basis. Beneficial ownership of shares will be recorded by the Banks and reflected in the account statements provided by the Banks to customers. A Bank will exercise voting authority for those shares for which it is granted authority by the customer.

        The Banks and other institutions may impose particular customer account requirements in connection with investments in the Funds, such as minimum account size or minimum account thresholds above which excess cash balances may be invested in Fund shares. In addition, depending on the terms of the particular account used to purchase shares of the Funds, the Banks or other institutions may impose charges against the account. These charges could include asset allocation fees, account maintenance fees, sweep fees, compensatory balance requirements, transaction charges or other charges based upon account transactions, assets or income. The charges will reduce the net return on an investment in a Fund. Investors should contact their institutions with respect to these fees and the particular institution's procedures for purchasing or redeeming shares. This Prospectus should be read in conjunction with any such information received from the Banks or the institutions.

        EXCHANGES. If shares are purchased through a Bank or other institution, the shares may be exchanged only in accordance with the instructions and procedures pertaining to that account.

        REDEMPTIONS. If a customer has agreed with a Bank to maintain a minimum balance in his or her account with the Bank, and the balance in that account falls below that minimum, the customer may be obligated to redeem, or the Bank may redeem on behalf of the customer, all or part of the customer's shares of a Fund to the extent necessary to maintain the required minimum balance. The minimum balance required by any such Bank or other institution may be higher than the minimum required by the Company.

        The Transfer Agent reserves the right to reject any signature guarantee if: (1) it has reason to believe that the signature is not genuine; (2) it has reason to believe that the transaction would otherwise be improper; or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

        The Company may suspend the right of redemption or postpone the date of payment for Shares of a Fund during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the Commission, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension, or (d) an emergency exists as a result of which (i) disposal by the Company of securities owned by it is not reasonably practical, or (ii) it is not reasonably practical for the Company to determine the fair value of its net assets.



                            MANAGEMENT OF THE COMPANY

DIRECTORS AND OFFICERS

        Overall responsibility for management of the Company rests with its Board of Directors, which is elected by the Shareholders of the Company. The Company will be managed by the Directors in accordance with the laws of Nebraska governing corporations. The Board of Directors oversees all of the Funds. Directors serve until their respective successors have been elected and qualified or until their earlier death, resignation or removal. The Directors elect the officers of the Company to supervise actively its day-to-day operations.

        Information about the Directors and officers of the Company is set forth below:

                           Position(s)    Length of
                              Held           Time     Principal Occupation(s)
Name, Address, and Age      with the        Served     During Past 5 Years
----------------------      Company       ---------   -----------------------
                           ----------

INTERESTED DIRECTORS*



Harry A. Koch, Jr.          Director      Since 1994   President and Treasurer, The Harry A. Koch Co.,
P.O. box 6215                                          insurance agents and brokers (1958-present)
Omaha, NE 68106
Age: 72

INDEPENDENT DIRECTORS


David P. Greer
3623 South 107th Avenue     President     Since 1994   Trust Officer, First National Bank (1987-1994);
Omaha, NE 68124             and Director               presently retired
Age: 72


Joseph Caggiano
9731 Fieldcrest Drive       Director      Since 1994   Vice Chairman (1967-1993), Chief Financial
Omaha, NE  68114                                       Officer (1967-1991) and Vice-Chairman Emeritus
Age: 76                                                (1993-present) of Bozell Jacobs

Robert A. Reed              Director      Since 1994   President and Chief Executive Officer,
2600 Dodge Street                                      Physicians Mutual Insurance Company and
Omaha, NE  68131                                       Physicians Life Insurance Company
Age: 62                                                (1974-present)

Gary Witt
11837 Miracle Hills Drive   Director      Since 1997   President and Shareholder,
Suite 100                                              Lutz & Company, P.C., Certified Public
Omaha, NE  68154                                       Accountants (1987-present)
Age: 50

OTHER EXECUTIVE OFFICERS

James F. Volk               Treasurer     Since 2000   Director of Investment Accounting
530 E. Swedes ford Road                                Operations, SEI Investments Mutual Fund
Wayne, PA 19087                                        Services (1996-present); Assistant Chief
Age: 39                                                Accountant of the Securities and Exchange
                                                       Commission's Division of Investment
                                                       Management (1993-1996)

John C. Munch                 Vice        Since 2002   Vice President and Assistant Secretary of the
One Freedom Valley Drive    President                  Administrator and Distributor since November
Oaks, PA 19456                 and                     2001; Associate at Howard Rice Nemorvoski
Age: 31                     Assistant                  Canady Falk & Rabkin, 1998-2001; Associate
                            Secretary                  at Seward & Kissel, 1996-1998

Timothy D. Barto              Vice        Since 2000   Vice President and Assistant Secretary
One Freedom Valley Drive    President                  of the Administrator and Distributor since
Oaks, PA 19456              and Secretary              November 1999; Associate at Dechert Price
Age: 33                                                & Rhoads (1997-1999); Associate at Richter,
                                                       Miller & Finn (1994-1997)



* As defined in the 1940 Act. Mr. Koch is an interested Director because he owns, directly or indirectly, stock in First National of Nebraska, Inc., the parent of First National Bank of Omaha.

        Mr. Caggiano is a Director of Humphrey Hospitality, Inc., a company that owns hotel properties. No other Director of the Company is a Director of a publicly-traded company or another registered investment company.

        FAIR VALUE COMMITTEE. The Board has a standing Fair Value Committee that is composed of various representatives of the Company's service providers and FNB Fund Advisers, as appointed by the Board. The Fair Value Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Committee meets periodically, as necessary, and met three times in the most recently completed Company fiscal year.

        BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENTS. As discussed in the section of this SAI entitled "Management of the Company - Investment Advisers and Sub-Adviser," the Board's continuance of the Advisory Agreements must be specifically approved at least annually (i) by the vote of the Directors or by a vote of the shareholders of the Company and (ii) by the vote of a majority of the Directors who are not parties to the Advisory Agreements or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Directors calls and holds a meeting to decide whether to renew the Advisory Agreements for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Advisers. The Directors use this information, as well as other information that the Advisers and other service providers may submit to the Board, to help them decide whether to renew the Advisory Agreements for another year.

        Before this year's meeting, the Board requested and received written materials from the Advisers about: (a) the quality of the Advisers' investment management and other services; (b) the Advisers' investment management personnel and methods of analysis; (c) the Advisers' financial condition and stability;
(d) the Advisers' brokerage practices (including any soft dollar arrangements) and portfolio transactions; (e) the Company's overall fees and operating expenses compared with similar mutual funds and total compensation received; (f) the Advisers' reputation, expertise and resources in domestic financial markets;
(g) possible conflicts of interest; and (h) each Fund's performance compared with similar mutual funds.

        At the meeting, representatives from the Advisers presented additional oral and written information to the Board to help the Board evaluate the Advisers' fees and other aspects of the Agreements. Other Fund service providers also provided the Board with additional information at the meeting. The Directors then discussed the written materials that the Board received before the meeting and the Advisers' oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreements in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

        Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Directors, unanimously: (a) concluded that terms of the Agreements are fair and reasonable;
(b) concluded that the Advisers' fees are reasonable in light of the services that the Advisers provide to the Funds; and (c) agreed to renew the Agreements for another year.

        The following table sets forth, for each Company Director, the dollar range of equity securities the Director beneficially owned in each Fund, and in the Company in the aggregate, as of December 31, 2001.


                              Mr. Greer       Mr. Koch    Mr. Caggiano    Mr. Reed     Mr. Witt
                              ---------       --------    ------------    --------     --------
Short/Intermediate Fund  $10,001 - $50,000    $ - 0 -        $ - 0 -        $ - 0 -     $ - 0 -
Bond Fund                      $ - 0 -        $ - 0 -        $ - 0 -        $ - 0 -     $ - 0 -
Income Fund                    $ - 0 -        $ - 0 -        $ - 0 -        $ - 0 -     $ - 0 -
Nebraska Fund                  $ - 0 -        $ - 0 -     over $100,000  over $100,000  $ - 0 -
Colorado Fund                  $ - 0 -        $ - 0 -        $ - 0 -        $ - 0 -     $ - 0 -
Balanced Fund                  $ - 0 -        $ - 0 -        $ - 0 -        $ - 0 -     $ - 0 -
Equity Fund                   $1 - $10,000    $ - 0 -        $ - 0 -     over $100,000  $ - 0 -
Growth Fund                    $ - 0 -        $ - 0 -        $ - 0 -        $ - 0 -     $ - 0 -
Small Company Fund             $ - 0 -        $ - 0 -        $ - 0 -        $ - 0 -     $ - 0 -
International Fund             $ - 0 -        $ - 0 -        $ - 0 -        $ - 0 -     $ - 0 -
All Funds in the
  Aggregate              $10,001 - $50,000    $ - 0 -     over $100,000  over $100,000  $ - 0 -


        The following table sets forth certain information concerning compensation paid by the Company to its Directors and officers in the fiscal year ending March 31, 2002.

                                         Pension or
                                         Retirement
                                          Benefits
                                           Accrued
                            Aggregate        as         Estimated       Total
                          Compensation    Part of        Annual     Compensation
Name and                    Paid by       Company      Retirement       From
Position                    Company       Expenses       Benefits      Company
--------                  ------------   ----------     ----------    ---------
David P. Greer               $6,000         - 0 -         - 0 -         $6,000
President and Director

James F. Volk                 - 0 -         - 0 -         - 0 -          - 0 -
Treasurer

John C. Munch                 - 0 -         - 0 -         - 0 -          - 0 -
Vice President and
Assistant Secretary

Timothy D. Barto              - 0 -         - 0 -         - 0 -          - 0 -
Vice President and
Secretary

Joseph Caggiano              $6,000         - 0 -         - 0 -         $6,000
Director

Harry A. Koch, Jr.           $6,000         - 0 -         - 0 -         $6,000
Director

Robert A. Reed               $6,000         - 0 -         - 0 -         $6,000
Director

Gary Witt                    $6,000         - 0 -         - 0 -         $6,000
Director


        As of December 31, 2003, the Company's officers and Directors, as a group, owned less than 1% of each Fund's outstanding Shares.

        The officers of the Company receive no compensation directly from the Company for performing the duties of their offices. The officers of the Company may, from time to time, serve as officers of other investment companies. SEI Investments Mutual Funds Services (the "Administrator") receives fees from each of the Funds for acting as administrator and the Administrator or its affiliates may receive fees from each of the Funds pursuant to the Distribution and Service Plan and the Administrative Services Plan described below. Messrs. Munch, Volk and Barto are employees of, and are compensated by, the Administrator.

INVESTMENT ADVISERS AND SUB-ADVISER


        Investment advisory services are provided to the Nebraska Tax-Free Fund, Short/Intermediate Fund, Bond Fund, Income Fund, Balanced Fund, Equity Fund, Small Company Fund and International Fund by FNB Fund Advisers ("FNB"), a division of First National Bank , Omaha, Nebraska ("First National"), pursuant to the investment advisory agreement dated as of December 20, 1994 as amended as of December 5, 1995 and June 4, 1996 (the "FNB Advisory Agreement"). First National is a wholly owned subsidiary of First National of Nebraska, Inc., a Nebraska corporation.


        Investment advisory services are provided to the Colorado Tax-Free Fund and Growth Fund by FNC Fund Advisers, a division of First National pursuant to the investment advisory agreement dated as of February 3, 1998 (the "FNC Advisory Agreement", and together with the FNB Advisory Agreement, the "Investment Advisory Agreements"). FNC is a wholly owned subsidiary of First National Colorado, Inc. which is a wholly owned subsidiary of First National of Nebraska, Inc., a Nebraska corporation.

        Under the Advisory Agreements, the FNB and FNC have agreed to provide investment advisory services as described in the Prospectus of the Funds. For the services provided and expenses assumed pursuant to the Investment Advisory Agreements, the Funds, respectively, pay a fee equal to the lesser of (a) a fee computed daily and paid monthly, at the following annual rates of the average daily net assets of that Fund:

                                     Fee Paid          Fee Paid
             FUND                     TO FNB            TO FNC
             ----                     ------            ------

             Short/Intermediate          .50%
             Bond                        .60%
             Income                      .60%
             Nebraska                    .70%
             Colorado                                     .70%
             Balanced                    .75%
             Equity                      .75%
             Small Company               .85%
             Growth                                       .75%
             International              1.00%

or, (b) such other fee as may be agreed upon from time to time in writing by the Company and FNB or FNC. FNB or FNC may periodically voluntarily reduce all or a portion of their advisory fees with respect to any Fund, which reduction would increase the net income of that Fund available for distribution as dividends.

        Investment sub-advisory services are provided to the International Fund by KBC Asset Management International LTD ("KBCAM") pursuant to the Investment Sub-Advisory Agreement dated April 15, 2002 (the "Sub-Advisory Agreement," and together with the Investment Advisory Agreements, the "Advisory Agreements"). KBCAM is wholly-owned by KBC Asset Management Limited, which is a wholly-owned subsidiary of KBC Asset Management N.V.

        Under the Sub-Advisory Agreement, KBCAM has agreed to provide investment advisory services as described in the prospectus of the International Fund. For the services provided and expenses assumed pursuant to the Sub-Advisory Agreement, the Adviser pays KBCAM a fee equal to .50% of the average daily net assets of the Fund.

        Set forth below are the advisory fees, net of fee waivers, FNB earned for the three previous fiscal periods ended March 31.

                        Fiscal Year Ended March 31, 2000:
                                            Advisory Fees
 Fund                                   (net of fee waivers)        Fee Waivers

 Short/Intermediate                                $87,890              $9,766
 Bond                                             $366,311             $33,301
 Balanced                                         $105,551             $38,382
 Equity                                         $1,252,545                  $0
 Small Company                                     $54,023             $37,817

                        Fiscal Year Ended March 31, 2001:
                                            Advisory Fees
 Fund                                   (net of fee waivers)        Fee Waivers

 Short/Intermediate                                $96,377             $16,067
 Bond                                             $247,546             $24,641
 Income                                            $15,638              $7,817
 Nebraska                                          $33,550             $13,416
 Balanced                                          $40,046             $14,561
 Equity                                           $509,619              $9,422
 Small Company                                     $46,084             $32,258

                        Fiscal Year Ended March 31, 2002:
                                            Advisory Fees
 Fund                                   (net of fee waivers)        Fee Waivers

 Short/Intermediate                               $144,084             $96,058
 Bond                                             $211,890             $42,377
 Income                                           $280,811            $134,186
 Nebraska                                         $524,146            $209,661
 Balanced                                          $59,737             $16,040
 Equity                                           $917,225            $125,505
 Small Company                                     $75,035             $52,524

Set forth below are the advisory fees, net of fee waivers, FNC earned for the three previous fiscal periods ended March 31.

                        Fiscal Year Ended March 31, 2000:
                                          Advisory Fees
Fund                                  (net of fee waivers)        Fee Waivers

Growth                                             $85,189             $42,595

                        Fiscal Year Ended March 31, 2001:
                                          Advisory Fees
 Fund                                 (net of fee waivers)        Fee Waivers

 Colorado                                             $428              $3,962
 Growth                                           $120,069             $60,035

                        Fiscal Year Ended March 31, 2002:
                                         Advisory Fees
Fund                                   (net of fee waivers)       Fee Waivers

Colorado                                           $67,742             $40,710
Growth                                            $261,522             $91,639

        Unless otherwise terminated, the Advisory Agreements remain in effect from year to year for successive annual periods ending on June 30 if, as to each Fund, such continuance is approved at least annually by the Company's Board of Directors or by vote of a majority of the outstanding Shares of that Fund (as defined under "ADDITIONAL INFORMATION" in the SAI), and a majority of the Directors who are not parties to the Advisory Agreements or interested persons (as defined in the 1940 Act) of any party to the Advisory Agreements by votes cast in person at a meeting called for such purpose. The Advisory Agreements are terminable as to a Fund at any time on 60 days written notice without penalty by the Directors, by vote of a majority of the outstanding Shares of that Fund, or by the Advisers. The Advisory Agreements also terminate automatically in the event of any assignment, as defined in the 1940 Act.

        The Advisory Agreements provide that the Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Advisory Agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisers in the performance of their duties, or from reckless disregard by the Advisers of their duties and obligations thereunder.

       First National also serves as custodian for certain Funds as more fully discussed under "Custodians" below.

PORTFOLIO TRANSACTIONS


        Pursuant to the Advisory Agreements, the Advisers determine, subject to the general supervision of the Board of Directors of the Company and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute such Fund's portfolio transactions. Purchases and sales of fixed income debt securities acquired for the Short/Intermediate Fund, Bond Fund and Balanced Fund usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of other portfolio securities for the Funds generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Company, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.


        Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Advisers in their best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers and dealers who provide supplemental investment research to the Advisers may receive orders for transactions on behalf of the Funds. Information so received is in addition to and not in lieu of services required to be performed by the Advisers and does not reduce the advisory fees payable to the Advisers by the Funds. Such information may be useful to the Advisers in serving a Fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Advisers in carrying out their obligations to each of the Funds. The Advisers may authorize a Fund to pay a commission in excess of the commission another broker-dealer would have charged if the Advisers determine in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed either in terms of that particular transaction or the Advisers' overall responsibilities to the accounts they manage.

        While the Advisers generally seek competitive commissions, the Company may not necessarily pay the lowest commission available on each brokerage transaction, for reasons discussed above. For the three previous fiscal years ending on March 31, the Funds paid the following brokerage commissions on their respective total transactions:

                  Fiscal Period Ended March 31, 2000:
 Fund                        Brokerage Commissions         Total Transactions

 Balanced                             $18,569                    $28,300,615
 Equity                              $327,538                   $194,132,653
 Growth                               $41,244                    $28,068,161
 Small Company                        $20,148                    $14,139,889

                  Fiscal Period Ended March 31, 2001:
 Fund                        Brokerage Commissions         Total Transactions

 Balanced                               $1,500                   $12,671,991
 Equity                                $37,013                  $137,061,185
 Growth                                $61,834                  $229,489,920
 Small Company                          $6,535                  $125,803,121

                  Fiscal Period Ended March 31, 2002:
 Fund                        Brokerage Commissions         Total Transactions

 Balanced                             $25,250                   $119,771,903
 Equity                               $76,353                   $438,405,332
 Growth                              $137,975                   $851,165,626
 Small Company                        $24,637                   $288,033,357

        During the fiscal year ended March 31, 2002, the Funds did not direct brokerage transactions to brokers because of research services provided.

        Each Fund may participate in a directed brokerage arrangement with SEI Investments Distribution Co. ("SIDCO" or the "Distributor"). Through this program, an Adviser may, consistent with its obligation to obtain best execution, elect to direct a portion of a Fund's brokerage to SIDCO. SIDCO has established clearing relationships with a variety of domestic and international brokers. When Fund brokerage is directed to SIDCO, a Fund will receive credits that will be applied to reduce eligible fund expenses, such as legal fees, printing of shareholder reports, audit fees, insurance, pricing, custodian fees, transfer agent fees, company fees and expenses, ratings fees, registration fees and organizational expenses. Where a Fund is operating under a voluntary expense limitation, the payment of Fund expenses with directed brokerage credits may not reduce Fund expenses below the level of such limitation, the Adviser may benefit through a reduction in the amount of fees being waived or reimbursed to the Fund by the Adviser. During the fiscal year ended March 31, 2002 the Balanced Fund paid $5,280 and the Growth Fund paid $20,174, respectively, in such directed brokerage. The Funds also paid SIDCO an aggregate of $1,785 for repurchase agreement fees during the fiscal year ended March 31, 2002.

        Except as otherwise disclosed to the Shareholders of the Funds and as permitted by applicable laws, rules and regulations, the Company will not, on behalf of any of the Funds, execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Advisers, the Distributor, or their affiliates, and will not give preference to the Advisers' correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

        Investment decisions for each Fund are made independently from those for the other Funds of the Company, any other investment company or account managed by the Advisers. Any such other fund, investment company or account may also invest in the same securities as the Company. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price, and available investments will be allocated as to amount in a manner which the Advisers believe to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Advisers may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other investment companies or accounts in order to obtain best execution. As provided by the Advisory Agreements, in making investment recommendations for each of the Funds, the Advisers will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Company is a customer of the Advisers, their parent or subsidiaries or affiliates and, in dealing with its customers, the Advisers, their parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds.

BANKING REGULATIONS

        Prior to November, 1999, various judicial and administrative interpretations had interpreted Federal law, including the Federal Glass-Steagall Act, as limiting the mutual fund activities of certain banks and bank holding companies. The Gramm-Leach-Bliley Financial Modernization Act was passed in November, 1999 and effectively repeals the Glass-Steagall Act.

        The Advisers believe that they possessed, prior to the repeal of the Glass-Steagall Act, and continue to possess, the legal authority to perform the services for each of the Funds contemplated by the Prospectus, this SAI, the Advisory Agreements, the Custodian Agreement and the Servicing Agreement without violation of applicable statutes and regulations. The Advisers have been advised by their counsel that counsel believes that such laws should not prevent the Advisers from providing the services required of them under the Advisory Agreements, the Custodian Agreement, and the Servicing Agreement. Future changes in either Federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict the Advisers from continuing to perform such services for the Company. Depending upon the nature of any changes in the services which could be provided by the Advisers, the Board of Directors of the Company would review the Company's relationship with the Advisers and consider taking all action necessary in the circumstances.

ADMINISTRATOR


        SEI Investments Global Fund Services serves as administrator (the "Administrator") to each of the Funds pursuant to the Administration Agreement dated October 1, 2000 (the "Administration Agreement"). The Administrator and its affiliates provide administration and distribution services to other investment companies.


        Under the Administration Agreement, the Administrator has agreed to provide office space, facilities, equipment and personnel, prepare and file timely notices required pursuant to Rule 24f-2 under the 1940 Act and semi-annual reports on Form N-SAR; coordinate and supervise the preparation and filing of tax returns; prepare materials necessary to register the securities of the Funds pursuant to state securities laws; determine the income and expense accruals of the Funds; calculate daily net asset values and income factors of the Funds; maintain the general ledger; prepare financial statements; coordinate with Fund counsel the preparation of Registration Statements and any amendments thereto, and proxy materials; maintain each Fund's expense accruals and control disbursements; assist in the acquisition of First Focus Funds' fidelity bond required by the Act; monitor on a secondary basis each Fund's compliance with the policies and limitations relating to portfolio investments as set forth in the Prospectus, SAI and Articles of Incorporation and monitor each Fund's status as a regulated investment company under Subchapter M of the Code, as amended; and generally assist in each Fund's administrative operations.


        The Administrator receives a fee from the Company (prorated to the respective Funds based upon their net assets) for its services as administrator and fund accountant and expenses assumed pursuant to the Administration Agreement, equal to the lesser of a fee calculated daily and paid periodically, at the annual rate of twenty one-hundredths of one percent (.20%) of that Company's average daily net assets, subject to a minimum fee of $638,500. The Company is subject to a minimum fee of $50,000 for each new Fund, and a minimum fee of $15,000 per class for each new class of shares added to a Fund. Unless otherwise terminated as provided therein, the Administration Agreement has an initial term of three years and thereafter will remain in effect from year to year for successive annual periods ending on September 30.


        The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by any of the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder. The following table shows the net administration fees, and fees waived, during the last three fiscal years:

                                        FEES PAID TO ADMINISTRATOR

                         Year Ended          April 1-        October 1, 2000-      Year Ended
                       March 31, 2000*  September 30, 2000*   March 31, 2001     March 31, 2002
                       ---------------  -------------------  ----------------     --------------
                        Net      Fees      Net      Fees      Net      Fees      Net      Fees
Fund                   Fees     Waived    Fees     Waived     Fees    Waived     Fees    Waived
----                   ----     ------    ----     ------     ----    ------     ----    ------

Short/Intermediate    $31,039    $8,023  $16,078    $4,516   $21,868   $2,656   $96,058   - 0 -
Bond                 $105,846   $27,358  $35,719    $9,721   $39,640   $5,649   $84,756   - 0 -
Income                                                        $7,818    - 0 -  $138,333   - 0 -
Nebraska                                                     $13,419    - 0 -  $209,661   - 0 -
Colorado                                                      $1,254    - 0 -   $30,986   - 0 -
Balanced              $30,499    $7,883  $19,927    $5,342    $5,752     $861   $20,207   - 0 -
Equity                $265,412  $68,600   54,716   $14,886   $61,176   $7,633  $278,064   - 0 -
Growth                $33,517   $16,757  $19,133    $5,936   $24,322   $3,053   $94,177   - 0 -
Small Company         $35,566   $14,708  $19,376    $5,693    $8,928   $1,200   $30,014   - 0 -

---------------------
* Services were provided by a predecessor administrator

EXPENSES

        The Investment Advisory Agreements provide that if total expenses borne by any of the Funds in any fiscal year exceed expense limitations imposed by applicable state securities regulations, FNB and FNC will reimburse that Fund by the amount of such excess in proportion to its respective fees. As of the date of this SAI, the Funds are not aware of any state imposed expense limitation applicable to the Funds. Fees imposed upon customer accounts by FNB or FNC or their affiliated or correspondent banks for cash management services are not included within Fund expenses for purposes of any such expense limitation.

        The Advisers and the Administrator each bear all expenses in connection with the performance of their services as investment advisers and administrator, respectively, other than the cost of securities (including brokerage commissions, and issue and transfer taxes, if any) purchased for a Fund. Each Fund will bear the following expenses relating to its operations: organizational expenses; taxes; interest; any brokerage fees and commissions; fees and expenses of the Directors of the Company; Commission fees; state securities qualification fees; costs of preparing and printing Prospectuses for regulatory purposes and for distribution to its current Shareholders; outside auditing and legal expenses; advisory and administration fees; fees and out-of-pocket expenses of the Administrator, custodian and Transfer Agent; costs for independent pricing service; certain insurance premiums; costs of maintenance of the Company's existence; costs of Shareholders' and Directors' reports and meetings; distribution expenses incurred pursuant to the Distribution and Service Plan described below; and any extraordinary expenses incurred in a Fund's operation.

DISTRIBUTOR

        SEI Investments Distribution Co. (the "Distributor") serves as agent for each of the Funds in the distribution of its Shares pursuant to a Distribution Agreement dated October 1, 2000. Unless otherwise terminated, the Distribution Agreement has an initial term of two years and thereafter will remain in effect from year to year for successive annual periods ending on September 30 if approved at least annually (a) by the Company's Board of Directors or by the vote of a majority of the outstanding shares of the Company, and (b) by the vote of a majority of the Directors of the Company who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.


        The Distributor solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. The Distributor received no underwriting commissions under the Distribution Agreement with the Company prior to July 31, 2001.


        As described in the Prospectus, the Company has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act under which each Fund, except the International Fund is authorized to make payments to banks, including FNB or FNC, other institutions and broker-dealers, (with all of the foregoing organizations being referred to as "Participating Organizations") for providing distribution or shareholder service assistance. Payments to such Participating Organizations may be made pursuant to agreements entered into upon the recommendation of the Distributor. The Plan authorizes each Fund, except the International Fund, to make payments with respect to certain classes of shares in an amount not in excess, on an annual basis, of 0.25% of the average daily net assets of that Fund. As of the date hereof the Company has no class of shares outstanding to which the Plan is applicable.

        Payments may be made by the Funds under the Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the Funds as determined by the Board of Directors. Such activities typically include advertising; compensation for sales and sales marketing activities of financial services agents and others, such as dealers or distributors; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which the Funds may finance without a Plan, the Funds may also make payments to finance such activity outside of the Plan and not subject to its limitations. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred.


        As required by Rule 12b-1, the Plan was approved by the sole shareholder of each of the Funds and by the Board of Directors, including a majority of the Directors who are not interested persons of any of the Funds and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Directors"). The Plan may be terminated as to a Fund by vote of a majority of the Independent Directors, or by vote of majority of the outstanding Shares of that Fund. Any change in the Plan that would materially increase the distribution cost to a Fund requires Shareholder approval. The Directors review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Directors including a majority of the Independent Directors, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Directors who are not interested persons of the Company shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Directors or by a vote of the majority of the outstanding Shares of any of the Funds. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (a) by the vote of a majority of the Independent Directors, and (b) by a vote of a majority of the entire Board of Directors cast in person at a meeting called for that purpose. The Board of Directors has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition, the Directors in approving the Plan must determine that there is a reasonable likelihood that the Plan will benefit each Fund and its Shareholders.


        The Board of Directors of the Company believes that the Plan, if activated, would be in the best interests of each Fund since it would encourage Fund growth. As a Fund grows in size, certain expenses, and therefore total expenses, per Share, may be reduced and overall performance per Share may be improved.


ADMINISTRATIVE SERVICES PLAN

        As described in the Prospectus, the Company has also adopted an Administrative Services Plan (the "Services Plan") under which each Fund is authorized to pay certain financial institutions, including First National, its correspondent and affiliated banks, and the Distributor (a "Service Organization"), to provide certain ministerial, record keeping, and administrative support services to their customers who own of record or beneficially Shares in a Fund, such as processing dividend and distribution payments from the Funds on behalf of customers, providing periodic statements to customers showing their positions in the shares of the Funds, providing sub-accounting with respect to shares beneficially owned by such customers and providing customers with a service that invests the assets of their accounts in shares of the Funds pursuant to specific or pre-authorized instructions. Payments to such service organizations are made pursuant to Servicing Agreements between the Company and the Service Organization. The Services Plan authorizes each Fund to make payments to Service Organizations in an amount, on an annual basis, of up to 0.25% of the average daily net assets of that Fund. The Services Plan has been approved by the Board of Directors of the Company, including a majority of the Directors who are not interested persons of the Company (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Services Plan or in any Servicing Agreements thereunder (the "Disinterested Directors"). The Services Plan may be terminated as to a Fund by a vote of a majority of the Disinterested Directors. The Directors review quarterly a written report of the amounts expended pursuant to the Services Plan and the purposes for which such expenditures were made. The Services Plan may be amended by a vote of the Directors, provided that any material amendments also require the vote of a majority of the Disinterested Directors. For so long as the Services Plan is in effect, selection and nomination of those Disinterested Directors shall be committed to the discretion of the Company's Disinterested Directors. All Servicing Agreements may be terminated at any time without the payment of any penalty by a vote of a majority of the Disinterested Directors. The Services Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved by a majority of the Board of Directors, including a majority of the Disinterested Directors.



        As authorized by the Services Plan, the Company has entered into a Servicing Agreement with First National pursuant to which First National has agreed to provide certain administrative support services in connection with Shares of the Funds owned of record or beneficially by its customers. Such administrative support services may include, but are not limited to, (a) processing dividend and distribution payments from a Fund on behalf of customers; (b) providing periodic statements to its customers showing their positions in the Shares; (c) arranging for bank wires; (d) responding to routine customer inquiries relating to services performed by First National; (e) providing subaccounting with respect to the Shares beneficially owned by First National's customers or the information necessary for subaccounting; (f) if required by law, forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semiannual financial statements and dividend, distribution and tax notices) to its customers; (g) aggregating and processing purchase, exchange, and redemption requests from customers and placing net purchase, exchange, and redemption orders for customers; and (h) providing customers with a service that invests the assets of their account in the Shares pursuant to specific or preauthorized instructions. In consideration of such services, the Company, on behalf of each Fund, except the Growth Fund may pay First National a monthly fee, computed at the annual rate of .10% of the average aggregate net asset value of Shares of that Fund held during the period by customers for whom First National has provided services under the Servicing Agreement. The following table shows the net fees paid pursuant to the Services Plan, and the fees waived, during the last three fiscal years:


                      ADMINISTRATIVE SERVICES PLAN FEES
                           PAID TO FIRST NATIONAL

                         Year Ended         Year Ended         Year Ended
                       March 31, 2000     March 31, 2001     March 31, 2002
                       --------------     --------------     --------------
                        Net      Fees      Net      Fees      Net      Fees
Fund                   Fees     Waived    Fees     Waived     Fees    Waived
----                   ----     ------    ----     ------     ----    ------
Short/Intermediate     $8,439    $8,837  $10,514   $10,538   $24,013  $24,015
Bond                  $30,064   $30,051  $21,215   $22,420   $21,188  $21,189
Income                                    $1,954    $1,995   $34,574  $34,577
Nebraska                                  $3,354    $3,355   $52,263  $52,266
Balanced               $7,759    $7,732   $3,114    $3,184    $5,052   $5,052
Equity                $71,658   $71,677  $31,241   $34,095   $69,498  $69,504
Small Company          $5,059    $5,053   $4,322    $4,330    $7,469   $7,469

        In addition, the Company, on behalf of a Fund, may enter into, from time to time, other Servicing Agreements with other service organizations pursuant to which such Service Organizations will provide similar services as those discussed above.

CUSTODIANS

        First National (the "Custodian"), 1620 Dodge Street, Omaha, Nebraska 68197, in addition to serving as an investment adviser and Transfer Agent to the Funds, also serves as custodian to each of the Funds, except the International Fund, pursuant to the Custodian Agreement dated December 20, 1994 and amended as of December 5, 1995, June 4, 1996 and February 3, 1998 (the "Custodian Agreement"). The Custodian's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest on each Fund's investments. In consideration of such services, each Fund pays the Custodian a fee, computed daily and paid monthly, at the annual rate of .03% of such Fund's average daily net assets.

        The Northern Trust Company (the "International Custodian"), located at 50 South LaSalle Street, Chicago, Illinois 60675, serves as custodian to the International Fund pursuant to the Custodian Agreement dated April 15, 2002, (the "International Custodian Agreement"). The International Custodian's responsibilities include safeguarding and controlling the International Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest on the Fund's investments. In consideration of such services, the International Fund pays the International Custodian a fee, computed daily and paid monthly, at the annual rate of 0.065% of the Fund's average daily net assets. The following table shows the net custody fees, and fees waived, during the last three fiscal years:

                                      CUSTODY FEES

                         Year Ended         Year Ended         Year Ended
                       March 31, 2000     March 31, 2001     March 31, 2002
                       --------------     --------------     --------------
                        Net      Fees      Net      Fees      Net      Fees
Fund                   Fees     Waived    Fees     Waived     Fees    Waived
----                   ----     ------    ----     ------     ----    ------

Short/Intermediate     - 0 -     $5,859   - 0 -     $6,747   - 0 -    $14,408
Bond                   - 0 -    $19,981   - 0 -    $13,609   - 0 -    $12,713
Income                 - 0 -    - 0 -     - 0 -     $1,173   - 0 -    $20,749
Nebraska               - 0 -    - 0 -     - 0 -     $2,013   - 0 -    $31,448
Colorado               - 0 -    - 0 -     - 0 -        188   - 0 -      4,648
Balanced               - 0 -     $5,557   - 0 -     $2,185   - 0 -     $3,031
Equity                 - 0 -    $50,102   - 0 -    $20,762   - 0 -    $41,708
Growth                 - 0 -     $5,111   - 0 -     $7,204   - 0 -    $14,126
Small Company          - 0 -     $3,241   - 0 -     $2,765   - 0 -     $4,502

        In the opinion of the staff of the Commission, since First National is serving as both an investment adviser and custodian of the Funds, the Funds and the Custodian are subject to the requirements of Rule 17f-2 under the 1940 Act, and therefore the Funds and the Custodian will comply with the requirements of such rule.

TRANSFER AGENCY SERVICES

        First National (the "Transfer Agent") serves as Transfer Agent and dividend disbursing agent for the Company pursuant to the Transfer Agency Agreement dated December 20, 1994 and amended as of December 5, 1995, June 4,

1996 and February 3, 1998. Pursuant to such Agreement, the Transfer Agent, among other things, performs the following services in connection with each Fund's shareholders of record: maintenance of shareholder records for each of the Company's shareholders of record; processing shareholder purchase and redemption orders; processing transfers and exchanges of shares of the Company on the shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of shareholder reports and proxy solicitation materials. For such services the Transfer Agent receives a fee based on the number of shareholders of record. Pursuant to authority in the Transfer Agency Agreement, the Transfer Agent has appointed as sub-transfer agent DST Systems, Inc., 210 West 10th Street, Kansas City, Missouri 64105. DST Systems, Inc. performs the principal services as transfer agent for the Funds under such Agreement and receives a fee from the Transfer Agent for such services. The following table shows the Transfer Agent fees paid during the last three fiscal years:

                             TRANSFER AGENT FEES

                         Year Ended         Year Ended         Year Ended
Fund                   March 31, 2000     March 31, 2001     March 31, 2002
----                   --------------     --------------     --------------

Short/Intermediate       $25,317            $34,329             $34,006
Bond                     $25,959            $38,133             $32,223
Income                     - 0 -             $3,117             $33,060
Nebraska                   - 0 -             $3,595             $29,833
Colorado                   - 0 -             $1,715             $20,134
Balanced                 $25,369            $31,394             $29,706
Equity                   $29,807            $34,587             $49,740
Growth                   $24,688            $35,903             $44,428
Small Company            $25,243            $34,371             $41,629

AUDITORS

        The financial statements of each Fund, except the International Fund, as of March 31, 2001 appearing in this SAI have been audited by KPMG, LLP, Two Central Park Plaza, Suite 1501, Omaha, Nebraska 68102, as set forth in their report appearing elsewhere herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting.

LEGAL COUNSEL

        Cline, Williams, Wright, Johnson & Oldfather, L.L.P., 1900 U.S. Bank Building, 233 South 13th Street, Lincoln, Nebraska 68508, is counsel to the Company.

CODES OF ETHICS

        Rule 17j-1 under the 1940 Act is designed to prevent abuses that could occur as a result of conflicts of interest arising out of personal trading by persons involved with or with access to information about a Fund's investment activities. The Company, FNB, FNC, KBCAM and SEI Investments Distribution Co. have each adopted Codes of Ethics regarding personal investing by their personnel pursuant to Rule 17j-1 under the 1940 Act. Each Code of Ethics permits personnel to invest in securities, including securities that may be purchased or held by a Fund.

                             ADDITIONAL INFORMATION

        The Company was organized as a Nebraska corporation on October 12, 1994. The Company and four of its portfolios were organized to acquire the assets and continue the business of the corresponding substantially identical investment portfolios of The Sessions Group, an Ohio business trust. On April 10, 1995 the Company acquired approximately $326 million of assets from The Sessions Group in return for an equivalent dollar amount of shares of the Company. Additional portfolios have been added since then. Each Share of a Fund represents an equal proportionate interest in that Fund with other shares of the same Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Directors.

ORGANIZATION AND CAPITAL STRUCTURE

        The Company is authorized to issue a total of 1,000,000,000 Shares of common stock in series with a par value of $.00001 per share. Seven Hundred Fifty million of these Shares have been authorized by the Board of Directors to be issued in series designated for the existing ten Funds. The Board of Directors may authorize additional Shares in series, or may divide the Shares of any existing or new series into two or more subseries or classes, all without shareholder approval.

        All Shares, when issued, will be fully paid and non-assessable and will be redeemable and freely transferable. All Shares have equal voting rights. They can be issued as full or fractional Shares. A fractional Share has pro rata the same kind of rights and privileges as a full Share. The Shares possess no preemptive or conversion rights.

        Each Share of a Fund has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset value of the Shares. On some issues, such as the election of Directors, all Shares of the Fund vote together as one series. Cumulative voting is authorized. This means that in a vote for the election of Directors, Shareholders may multiply the number of Shares they own by the number of directorships being filled and then allocate such votes to one or more Directors. On issues affecting only a particular Fund, the Shares of the affected Fund vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one Fund.


        The Articles of Incorporation of the Company permit the Company, by resolution of its Board of Directors, to create new series of common shares relating to new investment portfolios or to subdivide existing series of shares into subseries or classes. Classes can be utilized to create differing expense and fee structures for investors in the same Fund. Differences can exist, for example, in the sales load, Rule 12b-1 fees or service plan fees applicable to different classes of shares offered by a particular Fund. Such arrangements can enable the Company to tailor its marketing efforts to a broader segment of the investing public with a goal of attracting additional investments in the Funds. The Board of Directors could create additional classes in the future without shareholder approval. However, any such creation of classes would require compliance with regulations the Commission has adopted under the 1940 Act.

SHAREHOLDER MEETINGS

        It is possible that the Company will not hold annual or periodically scheduled regular meetings of Shareholders. Annual meetings of Shareholders will not be held unless called by the Shareholders pursuant to the Nebraska Business Corporation Act or unless required by the 1940 Act and the rules and regulations promulgated thereunder. Special meetings of the Shareholders may be held, however, at any time and for any purpose, if called by (a) the Chairman of the Board, the President and two or more Directors, (b) by one or more Shareholders holding ten percent or more of the Shares entitled to vote on matters presented to the meeting, or (c) if the annual meeting is not held within any thirteen month period, the local district court, upon application of any Shareholder, may summarily order that such meeting be held. In addition, the 1940 Act requires a Shareholder vote for all amendments to fundamental investment policies, investment advisory contracts and amendments thereto.

        Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Directors may be effectively acted upon by Shareholders of the Company voting without regard to series.

OWNERSHIP OF SHARES

        As of June 30, 2002, FNB and FNC and their affiliates held of record substantially all of the outstanding Shares of the Funds as agent, custodian, trustee or investment adviser on behalf of their customers. At such date, First National Bank, 1620 Dodge Street, Omaha, Nebraska 68197, and its affiliates held as beneficial owner five percent or more of the outstanding Shares of the Funds because they possessed sole or shared voting or investment power with respect to such Shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


        As of December 31, 2003, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. The Company believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency or custodial customers.

SHORT/INTERMEDIATE BOND FUND

Shareholder                              Number of Shares        Percent of Fund
-----------                              ----------------        ---------------

Penfirn Company                          3,377,118.6130          64.22%
c/o Trust Dept
First National Bank
P.O. Box 3128 Omaha, NE 68103-0128

Penfirn Company                          1,750,376.9040          33.28%
c/o Trust Dept - Dan Vuagniaux
P.O. Box 3128 Omaha, NE 68103-0128


BOND FUND

Shareholder                              Number of Shares        Percent of Fund
-----------                              ----------------        ---------------

Penfirn Company                          3,301,278.7980          89.88%
c/o Trust Dept - Dan Vuagniaux
P.O. Box 3128 Omaha, NE 68103-0128


INCOME FUND

Shareholder                              Number of Shares        Percent of Fund
-----------                              ----------------        ---------------

Firnbank Company                         6,539,924.8740          98.44%
c/o Trust Dept
First National Bank
P.O. Box 3128 Omaha, NE 68103-0128


NEBRASKA TAX-FREE FUND

Shareholder                              Number of Shares        Percent of Fund
-----------                              ----------------        ---------------

Firnbank Company                          9,247,218.2520         97.64%
c/o Trust Dept
First National Bank
P.O. Box 3128 Omaha, NE 68103-0128


COLORADO TAX-FREE FUND

Shareholder                              Number of Shares        Percent of Fund
-----------                              ----------------        ---------------

Firnbank Company                         1,581,769.8550         95.32%
c/o Trust Dept
First National Bank
P.O. Box 3128 Omaha, NE 68103-0128

BALANCED FUND

Shareholder                              Number of Shares        Percent of Fund
-----------                              ----------------        ---------------

Firnbank Company                         359,177.5550            23.98%
c/o Trust Dept
First National Bank
P.O. Box 3128 Omaha, NE 68103-0128

Penfirn Company                          958,489.1370            64.00%
c/o Trust Dept - Dan Vuagniaux
P.O. Box 3128 Omaha, NE 68103-0128


CORE EQUITY FUN

Shareholder                              Number of Shares        Percent of Fund
-----------                              ----------------        ---------------

Firnbank Company                         7,330,380.9960          57.43%
c/o Trust Dept
First National Bank
P.O. Box 3128 Omaha, NE 68103-0128

Penfirn Company                          4,145,131.6910          32.47%
c/o Trust Dept - Dan Vuagniaux
P.O. Box 3128 Omaha, NE 68103-0128


GROWTH OPPORTUNITIES FUND

Shareholder                              Number of Shares        Percent of Fund
-----------                              ----------------        ---------------

Firnbank Company                         2,700,773.4090          57.51%
c/o Trust Dept
First National Bank
P.O. Box 3128 Omaha, NE 68103-0128

Penfirn Company                          1,755,002.1910          37.37%
c/o Trust Dept - Dan Vuagniaux
P.O. Box 3128 Omaha, NE 68103-0128


SMALL COMPANY FUND

Shareholder                              Number of Shares        Percent of Fund
-----------                              ----------------        ---------------

Firnbank Company                         935,426.3340            447.42%
c/o Trust Dept
First National Bank
P.O. Box 3128 Omaha, NE 68103-0128

Penfirn Company                          898,226.7700            46.11%
c/o Trust Dept - Dan Vuagniaux
P.O. Box 3128 Omaha, NE 68103-0128

VOTE OF A MAJORITY OF THE OUTSTANDING SHARES

        As used in the Prospectus and this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of such Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of that Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding Shares of that Fund.

ADDITIONAL TAX INFORMATION

        This general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.


        Each of the Funds of the Company is treated as a separate entity for federal income tax purposes and each intends to qualify as a "regulated investment company" under Subchapter M of the Code, for so long as such qualification is in the best interest of such Fund's Shareholders. Qualification as a regulated investment company under the Code requires, among other things, that the regulated investment company distribute to its Shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess if any, of net short-term capital gains over long-term capital losses). Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts derived with respect to its business of investing in such stock, securities or currencies; and (ii) at the end of each fiscal quarter of a Fund's taxable year, at least 50% of the market value of the Fund's total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of a Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than US Government securities or securities of other RICs) of any one issuer or two or more issuers that a Fund controls and which are engaged in the same, or similar, or related trades or businesses. For purposes of the 90% gross income requirement above, foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.


        Each Fund contemplates declaring as dividends 100% of that Fund's investment company taxable income (before deduction of dividends paid). In order to avoid the imposition of an excise tax, each Fund is required to distribute annually, prior to calendar year end, 98% of taxable ordinary income on a calendar year basis, 98% of capital gain net income realized in the 12 months preceding October 31, and the balance of undistributed taxable ordinary income and capital gain net income from the prior calendar year. If distributions during the calendar year are less than the required amounts, that Fund would be subject to a nondeductible 4% excise line tax on the deficiency. Each Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A

Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirement for qualification as a RIC. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

        Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year that Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its Shareholders) and its distributions (including capital gain distributions) generally will be taxed as ordinary income dividends to shareholders. In such event, dividend distributions would be taxable to Shareholders to the extent of earnings and profits, and corporate shareholders would be eligible for the dividends received deduction.

        Foreign taxes may be imposed on a Fund by foreign countries with respect to its income from foreign securities. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, a Fund will be eligible to file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possessions income taxes paid by a Fund. Since less than 50% in value of a Fund's total assets at the end of its fiscal year are expected to be invested in stocks or securities of foreign corporations, such Fund will not be entitled under the Code to pass through to its Shareholders their pro rata share of the foreign taxes paid by the Fund. These taxes will be taken as a deduction by such Fund.

        Each Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts paid to any Shareholder who (1) has provided either an incorrect tax identification number or no number at all, (2) who is subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of interest or dividends, (3) who has failed to certify to the Fund such shareholder is not subject to backup withholding, or (4) has failed to certify to the Fund that they are a U.S. person (including a resident alien).

        In addition, to the extent Shareholders receive distributions of income attributable to investments in repurchase agreements by a Fund, such distribution may also be subject to state or local taxes.

        A Fund may invest in complex securities such as repurchase agreements. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, those rules may affect the amount, timing, or character of the income distributed to you by a Fund.

        Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

SPECIAL TAX CONSIDERATIONS FOR TAX-FREE FUNDS

        Under the Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of one of the Tax-Free Funds may not be deducted for regular federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of one of the Tax-Free Funds may be considered to have been made with borrowed funds even through the borrowed funds are not directly traceable to the purchase of shares.

        For persons who are receiving Social Security or railroad retirement benefits, a portion of these benefits may become taxable, if they receive exempt-interest dividends from a Fund.

        A person who is a "substantial user" of facilities financed by industrial development or private activity bonds should consult their own tax adviser before purchasing shares of one of the Tax-Free Funds.

        Interest from municipal securities is tax-exempt for purposes of computing the shareholder's regular tax. However, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference item for both individuals and corporations and thus will enter into a computation of the alternative minimum tax ("AMT"). Whether or not that computation will result in a tax will depend on the entire content of your return. The fund will not invest more than 20% of its assets in the types of municipal securities that pay interest subject to AMT. An adjustment required by the Code will tend to make it more likely that corporate shareholders will be subject to AMT. They should consult their tax advisers.

STATE TAXES

        Distributions by a Fund to shareholders and the ownership of shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax adviser regarding state and local tax rules affecting an investment in Fund shares.

        Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Ginnie Mae or Fannie Mae securities, bankers acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-fee treatment. The rules on exclusion of this income are different for corporate shareholders.

        Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of a Fund. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund or its Shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; such laws and regulations may be changed by legislative or administrative action.



YIELD OF THE TAX-FREE FUNDS, THE BOND FUND, THE SHORT/INTERMEDIATE FUND AND THE INCOME FUND

        As summarized in the Prospectus under the heading "The Funds," yield of each of the Funds listed above will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by such Share's net asset value per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value, premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of each of such Funds will vary from time to time depending upon market conditions, the composition of such Fund's portfolio and operating expenses of the Company allocated to such Fund. These factors and possible differences in the methods used in calculating yield, should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund's shares and to the relative risks associated with the investment objective and policies of each Fund.

        For the 30-day period ended March 31, 2002, the yields for the Nebraska Fund, the Colorado Fund, the Income Fund, the Short/Intermediate Fund and the Bond Fund were 3.58%, 3.32%, 5.12%, 4.16% and 4.44%, respectively. In the absence of fee waivers, the yields for such Funds would have been 3.30%, 2.96%, 4.87%, 3.88% and 4.26%, respectively.

        The yield figures are based on historical earnings and are not intended to indicate future performance.

CALCULATION OF TOTAL RETURN

        As summarized in the Prospectus under the heading "The Funds," average annual total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in such Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by: (a) adding to the total number of Shares purchased by a hypothetical $10,000 investment in that Fund all additional Shares which would have been purchased if all dividends and distributions paid during the period had been immediately reinvested; (b) calculating the value of the hypothetical initial investment of $10,000 as of the end of the period by multiplying the total number of Shares owned at the end of the period by the net asset value per share on the last trading day of the period; (c) assuming redemption at the end of the period; and (d) dividing this account value for the hypothetical investor by the initial $10,000 investment. Aggregate total return is a measure of change in value of an investment in a Fund over the relevant period and is similar to average annual total return except that the result is not annualized.

        The Funds may, when citing performance in marketing and sales literature, include the performance of investment vehicles which were predecessors to the Funds.

DISTRIBUTION RATES

        The Tax-Free Funds, Short/Intermediate Fund, Bond Fund, Income Fund, Balanced Fund, Equity Fund, Growth Fund, Small Company Fund and International Fund may from time to time advertise current distribution rates which are calculated by dividing the distributions per share made by a Fund over a 12-month period by the maximum offering price per share. The calculation of income in the distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses, although each Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital items which are often non-recurring in nature, whereas yield does not include such items. Distribution rate information will be accompanied by the standardized yield and total return data.

PERFORMANCE COMPARISONS

        From time to time, each Fund may advertise yield and/or total return. These figures will be based on historical earnings and are not intended to indicate future performance.

        The "yield" of the Fund refers to the income generated by an investment in a Fund over a seven-day or 30-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that seven-day or 30-day period is assumed to be generated each seven-day or 30-day period over a year and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.



        The yield of a Fund fluctuates, and the annualization of a week's dividend is not a representation by the Company as to what an investment in the Fund will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors.



        The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period generated each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula: Yield - 2([(a-b)/(cd) + 1]6 - 1), where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

        The Nebraska Tax-Free and Colorado Tax-Free Funds may also advertise a "tax-equivalent yield," which is calculated by determining the rate of return that would have to be achieved on a fully taxable instrument to produce the after-tax equivalent of the fund's yield, assuming certain tax brackets for a shareholder. The tax-equivalent yield of the Fund will be calculated by adding
(a) the portion of the Fund's yield that is non-tax-exempt and (b) the result obtained by dividing the portion of the Fund's yield that is tax-exempt by the difference of one minus a stated income tax rate.

        For the 30-day period ended March 31, 2002, the Funds' yields and tax-equivalent yields were as follows:



                                 Yields               Tax-Equivalent Yields
                                 ------               ---------------------
Short/Intermediate Bond Fund     4.16%                          N/A
Bond Fund                        4.44%                          N/A
Income Fund                      5.12%
Nebraska Tax-Free Fund           3.58%                         3.81%
Colorado Tax-Free Fund           3.32%                         3.48%
Balanced Fund                    1.86%                          N/A
Core Equity Fund                 1.00%                          N/A
Growth Opportunities Fund       (0.27%)                         N/A
Small Company Fund               0.55%                          N/A


        The Funds may, from time to time, compare their performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds or to unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs.

Calculation of Total Return

        TOTAL RETURN QUOTATION (BEFORE TAXES). The total return of a Fund refers to the average annual compound rate of return of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial investment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 investment made at the beginning of a designated time period.

        TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTION). The total return (after-taxes on distributions) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming no liquidation of the investment at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over one-, five- and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)n = ATVD, where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions); n = number of years; and ATVD= value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, and assuming no liquidation of the investment at the end of the measurement periods. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date ) e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are not factored into the calculation.

        TOTAL RETURN QUOTATION; AFTER-TAXES ON DISTRIBUTIONS AND REDEMPTIONS. The total return (after-taxes on distributions and redemption) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including, but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)n = ATVDR, where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions and redemption); n = number of years; and ATVDR = value at the end of the one-, five-, and ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, assuming that the entire investment is redeemed at the end of each measurement period. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterization of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). Taxes due on redemptions by shareholders are calculated by subtracting the capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are not factored into the calculation.

        The calculation of total return assumes reinvestment of all dividends and capital gain distribution on the reinvestment dates during the period and that the entire investment is redeemed at the end of the period. The performance results listed below refer to results for the fiscal year, the five-year period, the ten-year period, and the period from each Fund's inception ended March 31, 2002.


                                                         AVERAGE ANNUAL TOTAL RETURN

                                                                                        Since
Fund (Inception Date)                              One-year    Five-year   Ten-year   Inception
---------------------                              --------    ---------   --------   ---------
Short/Intermediate Bond Fund (December 13, 1992)    1.26%        5.22%       N/A         5.06%
  After taxes on distributions                     (0.85%)       3.02%       N/A         2.86%
  After taxes on distributions and redemption       0.81%        3.40%       N/A         2.95%

Bond Fund (December 13, 1992)                       1.85%        5.85%       N/A         5.86%
  After taxes on distributions                     (0.22%)       3.45%       N/A         3.41%
  After taxes on distributions and redemption       1.12%        3.54%       N/A         3.49%

Income Fund (March 9, 2001)                         4.65%         N/A        N/A         4.63%
  After taxes on distributions                      2.10%         N/A        N/A         2.12%
  After taxes on distributions and redemption       2.86%         N/A        N/A         2.51%

Nebraska Tax-Free Fund (March 9, 2001)              2.79%         N/A        N/A         2.97%
  After taxes on distributions                      2.60%         N/A        N/A         2.79%
  After taxes on distributions and redemption       3.44%         N/A        N/A         3.17%

Colorado Tax-Free Fund (March 9, 2001)              2.22%         N/A        N/A         2.82%
  After taxes on distributions                      2.22%         N/A        N/A         2.82%
  After taxes on distributions and redemption       2.74%         N/A        N/A         2.97%

Balanced Fund (August 6, 1996)                      4.10%        4.48%       N/A         5.05%
  After taxes on distributions                      3.26%        2.73%       N/A         3.36%
  After taxes on distributions and redemption       2.50%        2.92%       N/A         3.40%

Core Equity Fund (December 13, 1992)                6.64%        4.20%       N/A         8.87%
  After taxes on distributions                      5.89%        1.81%       N/A         6.44%
  After taxes on distributions and redemption       4.30%        2.94%       N/A         6.58%

Growth Opportunities Fund (April 1, 1998)           8.58%         N/A        N/A         5.47%
  After taxes on distributions                      8.29%         N/A        N/A         5.24%
  After taxes on distributions and redemption       5.25%         N/A        N/A         4.32%

Small Company Fund (June 10, 1996)                 22.95%       10.46%       N/A        10.28%
  After taxes on distributions                     22.31%        9.33%       N/A         9.16%
  After taxes on distributions and redemption      14.27%        8.07%       N/A         7.95%

MISCELLANEOUS

        The Prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the commission upon payment of the prescribed fee.

        The Prospectus and this SAI are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this SAI.

FINANCIAL STATEMENTS

        The following audited financial statements for all Funds except the International Fund are contained in the Funds' Annual Report, which is incorporated herein by reference, and considered legally part of, this SAI.

        1.   Schedules of Portfolio Investments as of March 31, 2002
        2.   Statements of Assets and Liabilities as of March 31, 2002
        3.   Statements of Operations for the period ended March 31, 2002
        4. Statements of Changes in Net Assets for the periods ended March 31, 2002 and 2001
        5.   Financial Highlights
        6.   Notes to Financial Statements
        7.   Independent Auditors' Report

        A copy of the Annual Report is delivered along with this SAI.

                                    APPENDIX

        COMMERCIAL PAPER RATINGS. Commercial paper ratings of Standard & Poor's Corporation ("S&P") are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market. Commercial paper rated A1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted Al+. Commercial paper rated A2 by S&P indicates that capacity for timely payment on issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A1. Commercial paper rated A3 by S&P indicates adequate capacity for timely payment. Such paper is, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Commercial paper rated B by S&P is regarded as having only speculative capacity for timely payment. Commercial paper rated C by S&P is regarded as short-term obligations with a doubtful capacity for payment. Commercial paper rated D by S&P is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

        Moody's Investors Service, Inc.'s ("Moody's") commercial paper rating are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. The rating Prime1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime1 (or supporting institutions) are considered to have a superior capacity for repayment of senior short-term debt obligations. Prime1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of Prime1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime3 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained. Issuers rated Not Prime do not fall within any of the Prime rating categories.

               Commercial paper rated Fl+ by Fitch Inc. ("Fitch") is regarded as having the strongest degree of assurance for timely payments. Commercial paper rated F1 by Fitch is regarded as having an assurance of timely payment only slightly less than the strongest rating, i.e., Fl+. Commercial paper rated F2 by Fitch is regarded as having a satisfactory degree of assurance of timely payment, but the margin of safety is not as great as for issues assigned Fl+ or F1 ratings. Commercial paper rated F3 by Fitch is regarded as having characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade. Commercial paper rated FS by Fitch is regarded as having characteristics suggesting a minimal degree of assurance for timely payment and is vulnerable to near term adverse changes in financial and economic conditions. Commercial paper rated D by Fitch is in actual or imminent payment default.

        The plus (+) sign is used after a rating symbol to designate the relative position of an issuer within the rating category.

        CORPORATE DEBT RATINGS. A S&P corporate debt rating is a current assessment of the credit-worthiness of an obligor with respect to a specific obligation. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

        The following summarizes the four highest ratings used by Moody's for corporate debt. Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds that are rated Baa by Moody's are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Moody's applies numerical modifiers (1, 2, and 3) with respect to bonds rated Aa through Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

        The following summarizes the four highest long-term debt ratings by Duff. Debt rated AAA has the highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt. Debt rated AA has a high credit quality and protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Debt rated A has protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Debt rated BBB has below average protection factors but is still considered sufficient for prudent investment. However, there is considerable variability in risk during economic cycles.

        To provide more detailed indications of credit quality, the ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

        The following summarizes the four highest long-term debt ratings by Fitch (except for AAA ratings, plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category). Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "F-1+". Bonds rated as A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings for these bonds will fall below investment grade is higher than for bonds with higher ratings.

MUNICIPAL OBLIGATIONS RATINGS

        The following summarizes the three highest ratings used by Moody's for state and municipal short-term obligations. Obligations bearing MIG1 or VMIG1 designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing. Obligations rated MIG2 or VMIG2 denote high quality with ample margins of protection although not so large as in the preceding rating group. Obligations bearing MIG3 or VMIG3 denote favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

        S&P SP1, SP2, and SP3 municipal note ratings (the three highest ratings assigned) are described as follows:

               "SP1": Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

               "SP2": Satisfactory capacity to pay principal and interest.

               "SP3": Speculative capacity to pay principal and interest.

        The following summarizes the four highest ratings used by Moody's for state and municipal bonds:

               "Aaa": Bonds judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

               "Aa": Bonds judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

               "A": Bonds which possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

               "Baa": Bonds which are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        The following summarizes the four highest ratings used by S&P for state and municipal bonds:

               "AAA": Debt which has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

               "AA": Debt which has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

               "A": Debt which has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

               "BBB": Debt which has adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

DEFINITIONS OF CERTAIN MONEY MARKET INSTRUMENTS

Commercial Paper

        Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

        Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances

        Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

        U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. government.

U.S. Government Agency and Instrumentality Obligations

        Obligations of the U.S. government include Treasury bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks, are supported only by the credit of the instrumentality. No assurance can be given that the U. S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.